Filed with the Securities and Exchange Commission on April 30, 2026
Securities Act of 1933 File No. 002-74436
Investment Company Act of 1940 File No. 811-03287

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 67	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 67	☒

(Check Appropriate Box or Boxes)

NEW ALTERNATIVES FUND
 (Exact Name of Registrant as Specified in Charter)

150 Broadhollow Road, Suite PH2, Melville, NY 11747
(Address of Principal Executive Offices) (Number, Street, City, State, Zip Code)

Registrant’s Telephone Number, including Area Code: (631) 423-7373

Murray D. Rosenblith, President
New Alternatives Fund
150 Broadhollow Road, Suite PH2
Melville, NY 11747
(Name and Address of Agent for Service)

Copies to:

Terrance James Reilly, Esq.
Troutman Pepper Locke LLP
3000 Two Logan Square, Eighteenth and Arch Streets
Philadelphia, PA 19103

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b)
☒	on April 30, 2026 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)
☐	on (date) pursuant to paragraph (a)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus
April 30, 2026

NEW ALTERNATIVES FUND

Investor Shares Ticker: NAEFX
Class A Shares Ticker: NALFX

150 Broadhollow Road, Suite PH2, Melville, New York 11747
www.newalternativesfund.com
Shareholder Services: (800) 441-6580 or (513) 587-3400
Fund-related Inquiries: (800) 423-8383 or (631) 423-7373

New Alternatives Fund is a mutual fund seeking long-term capital appreciation, with income as a secondary objective, by investing in equity securities in a wide range of industries that are oriented to a clean and sustainable environment with a special interest in Alternative Energy.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved of the Fund’s shares or determined whether this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

PRINTED ON RECYCLED PAPER

NEW ALTERNATIVES FUND SUMMARY

Investment Objective

The investment objective of New Alternatives Fund (the “Fund”) is long-term capital appreciation, with income as a secondary objective.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts on purchases of $25,000 or more of Class A Shares of the Fund. More information about this discount and other discounts is available from your financial intermediary and in the section “Reductions or Modifications of Sales Charges” on page 14 of this Prospectus, and in the sections “PURCHASE, REDEMPTION AND PRICING OF SHARES – How to Purchase Shares” and “PURCHASE, REDEMPTION AND PRICING OF SHARES – Sales Loads” beginning on page 23 of the Statement of Additional Information (the “SAI”).

Shareholder Fees (fees paid directly from your investment)

	Investor Shares	Class A Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	3.50%
Maximum Deferred Sales Charge (Load)	None	None
Redemption Fee (as a percentage of amount redeemed) (imposed only if redemption occurs within 60 days of purchase)[1]	2.00%	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Investor Shares	Class A Shares
Management Fees	0.55%	0.55%
Distribution and/or Service (12b-1) Fees	0.25%	None
Other Expenses:	0.55%	0.55%
Total Annual Fund Operating Expenses	1.35%	1.10%

1.	A two percent (2.00%) redemption fee is charged on Investor Shares held less than sixty (60) days and is retained by the Fund. This redemption fee is meant to prevent short-term trading in the Investor Shares of the Fund and to offset any transaction and other costs associated with short-term trading.

Example

The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that: (i) you pay the maximum applicable sales charge, (ii) your investment has a 5% return each year, and (iii) the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your expenses would be:

	1 Year	3 Years	5 Years	10 Years
Investor Shares	$137	$428	$739	$1,624
Class A Shares	$458	$687	$935	$1,643

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 4.09% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund seeks to achieve its investment objective by investing in equity securities. The equity securities in which the Fund invests consist primarily of common stocks. Other equity securities in which the Fund may invest include YieldCos, American Depository Receipts (“ADRs”), real estate investment trusts (“REITs”) and publicly-traded master limited partnerships (“MLPs”). The Fund makes investments in a wide range of industries and in companies of all sizes. The Fund invests in equity securities of both U.S. and foreign companies and has no limitation on the percentage of assets invested in the U.S. or abroad.

Under normal market conditions, at least 25% of the Fund’s total assets will be invested in equity securities of companies in the alternative energy industry. “Alternative Energy” or “Renewable Energy” means the production, conservation, storage and transmission of energy to reduce pollution and harm to the environment, particularly when compared to conventional coal, oil or nuclear energy.

In selecting investments for the Fund, the investment advisor selects securities for purchase or sale by subjectively balancing factors such as the investment’s relationship to the Fund’s areas of interest and concentration in Alternative Energy, Renewable Energy and related areas, the perceived risk of the investment, and the current value of the security. The investment advisor also considers the perceived prospects for the company and its industry, with concern for economic, political and social conditions at the time. In addition, the investment advisor considers its expectations for the investment based on, among other things, the company’s technological and management strength. The investment advisor considers the advancement of the Renewable Energy industry has been so dramatic that it has created a myriad of investment opportunities, and the Fund intends to capitalize on them. The investment advisor may consider investments in new technologies intended to provide a clean and sustainable environment.

Principal Risks

General Risk. All investments are subject to inherent risks, and an investment in the Fund is no exception. Accordingly, you may lose money by investing in the Fund.

Market Risk. The value of the Fund’s investments will fluctuate as markets fluctuate and could decline over short- or long-term periods. Markets may additionally be impacted by negative external and/or direct and indirect economic factors such as pandemics, natural disasters, global trade policies and political unrest or uncertainties. The adverse impact of any one or more of these events on the market value of the Fund’s investments could be significant and cause losses.

Concentration Risk. Under normal market conditions, at least 25% of the Fund’s total assets will be invested in equity securities of companies in the Alternative Energy industry. A downturn in this group of industries would have a larger impact on the Fund than on a fund that does not concentrate its investments.

New Technology Risk. New technologies may not be cost effective, and the investment advisor may select a new technology that is not successful. It is also possible that interest in achieving a clean and sustainable environment may diminish. The potential advantages of new technologies may be slow in both development and recognition.

Cybersecurity Risk. The Fund and its service providers may be subject, directly or indirectly, to operational and information security risks resulting from breaches in cybersecurity that may cause the Fund to lose or compromise confidential information, suffer data corruption or lose operational capacity. Similar types of cybersecurity risks are also present for issuers of securities in which the Fund may invest, which may cause the Fund’s investments in such companies to lose value. There is no guarantee the Fund will be successful in protecting against cybersecurity breaches.

Political Risk. Investments in Alternative Energy and Renewable Energy, and companies with environmental products and projects are subject to political priorities, changing government regulations and subsidies that may impact the value of their securities. There are also risks associated with the failure to enforce environmental law. For example, if the government reduces environmental regulation or its enforcement, companies that produce products designed to provide a clean environment, and in which the Fund invests, may be likely to prosper.

Foreign Company Risk. Investing in foreign securities (including depositary receipts traded on U.S. exchanges but representing shares of foreign companies) may involve more risks than investing in U.S. securities. Risks of investing in foreign companies include currency exchange rates between foreign currencies and the U.S. dollar. The political, economic and social structures of some foreign countries may be less stable and more volatile than those in the U.S. Brokerage commissions and other fees may be higher for foreign securities. Foreign companies may not be subject to the same disclosure, accounting, auditing and financial reporting standards as U.S. companies. These risks can increase the potential for losses in the Fund and affect its share price.

YieldCo Risk. Investments in securities of YieldCos involve risks that differ from investments in traditional operating companies, including risks related to the relationship between the YieldCo and the sponsor of the YieldCo. YieldCo securities can be affected by macroeconomic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards YieldCos or the Renewable Energy sector, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of YieldCos, generally measured in terms of distributable cash flow). Prices of YieldCo securities also can be affected by fundamentals unique to the company, including the robustness and consistency of its earnings and its ability to meet debt obligations including the payment of interest and principal to creditors. YieldCos may distribute all or substantially all of the cash available for distribution, which may limit new acquisitions and future growth. Changes to the current tax code could result in greater tax liabilities, which would reduce a YieldCo’s distributable cash flow.

ADR Risk. ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. ADRs may entail the special risks of international investing, including currency exchange fluctuations, governmental regulations, and the potential for political and economic instability.

Mid-Cap Risk. The Fund is subject to the risk that the stocks of mid-cap companies can be more volatile and riskier than the stocks of larger issuers. Mid-cap companies tend to have more limited resources, product lines and market share than larger more established businesses. As a result, their share prices tend to fluctuate more than those of larger companies. Their shares may also trade less frequently and in limited volume, making them potentially less liquid. The price of mid-cap company stocks might fall regardless of trends in the broader market.

Small-Cap Risk. Investing in smaller capitalization stocks can involve greater risk than is customarily associated with investing in stocks of larger, more established companies. Securities of smaller companies may be thinly traded (and therefore have to be sold at a discount from current prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts and may be subject to wider fluctuations in price thus creating a greater chance of loss than securities of larger capitalization companies.

REIT Risk. The Fund may invest in REITs. REITs are dependent upon management skills and generally may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs are subject to numerous qualification requirements and could possibly fail to qualify for pass-through of income treatment under the Internal Revenue Code of 1986, as amended. Other factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. REITs may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests.

MLP Risk. The Fund may invest in MLPs. The Fund’s investment in one or more MLPs is limited to no more than 25% of the Fund’s assets. MLPs are limited partnerships in which the ownership units are publicly traded. MLP units are registered with the U.S. Securities and Exchange Commission (the “SEC”) and are freely traded on a securities exchange or in the over-the-counter market. MLPs often own several properties or businesses (or own interests) that are related to energy industries or other natural resources, but they also may finance other projects. To the extent that a MLP’s interests are all concentrated in a particular industry, the MLP will be negatively impacted by economic events adversely impacting that industry. The risks of investing in a MLP are generally those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded to investors in a MLP than investors in a corporation. In addition, MLPs may be subject to state taxation in certain jurisdictions which will have the effect of reducing the amount of income paid by the MLP to its investors.

Is This Fund For You?

Investing in the Fund is not a complete investment program. The Fund may appeal to investors with an interest in Alternative Energy, Renewable Energy, environmental sustainability and social responsibility. Please understand that social responsibility is a subjective concept that is interpreted by the investment advisor and may limit the number of companies eligible for investment by the Fund.

Performance Information

The bar chart and performance table below show how the Fund has performed in the past and provide some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Class A Shares of the Fund has varied from year to year. The returns in the bar chart do not include the deduction of any applicable sales charges on Class A Shares. If sales charges had been included, the returns would be less than those shown in the bar chart.

The table compares the average annual total returns of each class of shares of the Fund for the periods ended December 31, 2025, as compared to a broader index measuring market performance. For Class A Shares of the Fund, the returns in the table include the deduction of the maximum applicable sales charge. Prior to April 30, 2017, the maximum applicable sales charge on Class A Shares of the Fund was 4.75%. On April 30, 2017, the maximum applicable sales charge on Class A Shares of the Fund was reduced to 3.50%. The table also shows the impact of taxes on the Class A Shares of the Fund. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns
Class A Shares

During the period shown in the bar chart, the highest return for a quarter was 27.58% for the quarter ended December 31, 2020, and the lowest return for a quarter was -16.37% for the quarter ended September 30, 2023.

Average Annual Total Returns (For the periods ended December 31, 2025)

	One Year	Five Years	Ten Years
Return Before Taxes

Class A Shares	23.66%	-1.93%	9.08%

Investor Shares	27.82%	-1.48%	9.34%

Return After Taxes – Class A Shares Return After Taxes on Distributions	27.76%	-2.24%	8.16%

Return After Taxes on Distributions and Sale of Fund Shares	16.89%	-1.10%	7.29%
S&P 500® Index (reflects no deduction of fees, expenses and taxes)	17.88%	14.42%	14.82%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Investors should consult their tax advisers regarding their personal tax situations.

The S&P 500® Index is an unmanaged index of approximately 500 leading companies in leading industries of the U.S. economy.

Investment Advisor

The Fund’s investment advisor is Accrued Equities, Inc. (the “Advisor”).

Portfolio Managers

The Fund’s portfolio managers are David J. Schoenwald, co-Founder, Trustee and Chairperson of the Board of Trustees; Murray D. Rosenblith, Trustee, President, Chief Executive Officer of the Trust; and Kathleen Don Angelo, Vice President, Secretary and Treasurer of the Trust. David Schoenwald has managed the Fund since its inception in 1982. Murray Rosenblith has managed the Fund since 2010. Kathleen Don Angelo has managed the Fund since 2022.

Purchasing and Redeeming Fund Shares

Your purchases of each share class of the Fund are subject to the following minimum investment amounts:

Minimum Investment To Open Account	For Regular Accounts Investor Shares – $3,500 Class A Shares – $2,500	For IRAs Investor Shares – $3,500 Class A Shares – $2,500
Minimum Subsequent Investment (Non-Automatic Investment Plan Members)	For Investor Shares and Class A Shares $250
Minimum Subsequent Investment (Automatic Investment Plan Members)	For Investor Shares and Class A Shares $50 per month/quarter minimum

You may purchase or redeem shares on any day that the New York Stock Exchange is open for business. You may purchase and redeem shares using the Fund’s online account service by visiting www.newalternativesfund.com. You may also purchase shares by mail by sending to the appropriate address, a signed, completed application (in proper form) and a check drawn on a U.S. bank. Please indicate which class of shares (Investor Shares or Class A Shares) you wish to purchase. You may redeem shares by mail or overnight delivery. Requests for redemption must: (i) be in writing, (ii) signed by the account owner(s), (iii) include the account name and number, and (iv) include the number of shares or dollar amount to be redeemed. Purchase and redemption requests should be addressed to: New Alternatives Fund, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, OH 45246. For overnight mail services: New Alternatives Fund, c/o Ultimus Fund Solutions, LLC, 225 Pictoria Dr., Suite 450, Cincinnati, OH 45246.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains. Fund dividends and distributions are taxable to most investors unless your investment is in an IRA or other tax-advantaged account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT NEW ALTERNATIVES FUND

The Fund’s investment objective is long-term capital appreciation, with income as a secondary objective. This investment objective is not fundamental, which means that it can be changed by the Board of Trustees of the Fund without the approval of the shareholders. However, the Fund will not change its investment objective without providing the shareholders with at least 60 days prior written notice.

The Fund seeks to achieve its investment objective by investing in equity securities. The equity securities in which the Fund invests consist primarily of common stocks. Other equity securities in which the Fund may invest include YieldCos, ADRs, REITs and MLPs. Under normal market conditions, at least 25% of the Fund’s total assets will be invested in equity securities of companies in the Alternative Energy industry.

Money awaiting investment in portfolio holdings may be held in cash or other short-term investments. The short-term investments that the Fund may invest in are: U.S. Treasury Bills, mutual funds investing in obligations of the U.S. Government, its agencies or instrumentalities (e.g., U.S. Government Securities and U.S. Treasury Bills); money market mutual funds and certificates of deposit of what the Advisor considers to be socially-responsible, federally insured banks and credit unions that are committed to serving community needs. When current market, economic, political or other conditions are unstable and would impact the pursuit of the Fund’s investment objective, the Fund may invest up to 100% of its assets in such securities for temporary defensive purposes. To the extent such temporary defensive investments are made, the Fund may be unable to achieve its investment objective.

Additional Information Regarding the Fund’s Special Interest in Alternative Energy

“Alternative Energy” means the production, conservation, storage and transmission of energy to reduce pollution and harm to the environment, particularly when compared to conventional coal, oil or nuclear energy. Alternative Energy and Renewable Energy are overlapping and related concepts. Such energy saves natural resources and is environmentally superior to conventional coal and oil. Alternative Energy includes Renewable Energy (solar, wind, hydro, geothermal and biomass), fuel cells, hydrogen, electric vehicles, energy storage and energy conservation and enabling technologies but does not include oil, coal or nuclear energy.

The Fund may invest in conventional energy companies, some of which may have a significant material interest in or are actively engaged in developing or producing Renewable Energy.

Power generated through wind, water, direct sunlight and geothermal heating are ancient but now employ new technologies. Energy conservation products and systems have also existed for hundreds of years but are being constantly improved by new materials and technologies. The cost-effectiveness of some of the newest technologies varies.

Examples of Renewable Energies and related products are illustrated below:

a.	Solar photovoltaic cells produce electricity from sunlight. Solar hot water and solar thermal systems convert the sun’s energy directly into heat. Heat produced from solar thermal systems may also be used to store and produce electricity.

b.	Wind produced energy is widespread and increasingly cost efficient.

c.	Hydroelectric power is clean but is limited by geography.

d.	Geothermal energy is produced by heat from sources below the earth’s surface.

e.	Conservation includes insulation, energy efficient electrical equipment, and transportation equipment such as hybrid or electric vehicles, bicycles and railroads.

f.	Recycling is a form of energy and resource conservation.

g.	Cogeneration and combined heat and power systems use a single fuel to produce, simultaneously, general use electricity and heat or cooling. It also refers to systems that capture “waste” heat to boost electric power generation capacity.

h.	Ocean energy can be and is produced from tides, currents or waves by using equipment to generate electricity which is then brought to shore through cables.

i.	Fuel cells generate electricity and heat by means of a chemical reaction. No combustion is involved and the by product is water. The fuel source varies for different types of fuel cells.

j.	Biofuels such as biodiesel and ethanol are transportation fuels. There is some concern about appropriate land use and competition between the use of agricultural products for food and fuel. Conversion of agricultural products and waste material to fuel has become more efficient. Volatile oil prices, political support and improved methods to convert agricultural resources into fuel have increased the growth of biofuels.

Examples of Additional Related Products and Technologies in Which the Fund May Invest

Energy Storage: Photovoltaic solar cells depend on daylight to produce energy. Wind turbines depend on wind conditions. Hydro power depends on water flow. For technologies that feed intermittent power into, or operate independently of, the power grid, batteries or other storage systems are needed to store energy and balance energy transmission. Existing energy storage technologies are constantly improving, and new ones are being developed. These include different battery technologies, molten salt solutions (for concentrated solar thermal power systems), pumped hydro, forced air, flywheel, thermal technologies using ice or heated rocks, and, potentially, hydrogen and fuel cells.

Water Infrastructure and Clean Water: Maintenance and replacement of inefficient water systems will reduce water waste. Clean water is scarce or unavailable in many places. New technologies are making it possible to provide potable water, desalinate salt water and recycle water to increase its availability to previously underserved communities.

Natural Gas: The production of natural gas involves environmental issues, particularly with the use of the hydrofracturing (“fracking”) process of extraction. The Fund does not invest directly in companies engaged in extraction or production of natural gas. The Fund may invest in utilities that are primarily engaged in producing and distributing electric power generated by renewable technologies and may include natural gas distribution services for residential heating and cooking and combined cycle generation facilities.

Transportation: The Fund may invest in companies developing and producing electric vehicles, batteries and charging technologies for transportation, alternative fuels, hydrogen vehicles, bicycles or other human powered vehicles, sail and solar power systems for shipping, operating railroads and other mass transit systems.

Illustrations of Advantages and Disadvantages of Different Areas of Possible Fund Investments

Recycling: When resource availability declines or demand for basic materials increases, prices for recycled materials increase. Conversely, recycling may not be economically competitive when raw material prices are low. The use of recycled materials can save energy and natural resources.

Conventional Energy: The use of coal, oil, and natural gas for power generation is limited in a growing number of countries due to concerns about carbon emissions, cost and regulation related to extraction.

There are variable levels of public concern about shortages, energy independence and the desire for alternatives that foster energy security. Oil and natural gas prices are volatile. Extraction is limited by expense and adverse environmental impact. All these considerations impact the demand for Renewable Energy.

Clean Air investments grow when there are increased concerns about greenhouse gas emissions, air pollution, acid rain, and health effects.

Clean Water investments grow when there are water-based epidemics, regional scarcities and pollution. Investment growth falters when federal, state and local commitment fades. There is a continuing contest between opposition to government regulation and clean air and water.

Solar (Photovoltaic) Cells are widely used for both utility scale power generation and small commercial and residential installations. Costs of materials and increasing efficiencies of scale are making solar (photovoltaic) power economically competitive with other forms of electric generation. They may still require other forms of government and private support in some situations.

Solar Thermal (concentrated solar power and hot water) systems often provide an energy storage component lacking in solar photovoltaic systems but are still subject to weather related concerns. Utility scale generating plants may also encounter environmental objections to their locations and remain dependent on government subsidies and tax credits to initiate and sustain their development.

Wind Energy: Wind-generated electric power, particularly on-shore, is one of the most cost-efficient energy sources but is subject to local opposition to siting turbines or lack of infrastructure to deliver power to the locations where it is needed.

Fuel Cells appear to be more efficient and cleaner than conventional utility produced electricity. The main by-product is water. Commercial use is in its early stages. The capital cost of fuel cells has been higher than the cost of conventional electric generating equipment but is decreasing rapidly, due to growing scale of production and improving efficiency.

Environmentally Grown and Organic Foods continue to grow due to public demand for more nutritious products with fewer artificial additives.

More Alternatives: This list of energy alternatives and environmental solutions is not complete as technologies and opportunities continue to develop. Technologies such as ocean energy, including ocean thermal variation, tidal movement and wave action to produce electricity are under development. There will be other new opportunities in new areas of Alternative Energy and new environmental products and technologies. The Fund will include them as they appear practical.

In selecting investments for the Fund, the Advisor does not use any formula or technical systems to select portfolio holdings. The Advisor selects securities for purchase or sale by subjectively balancing factors such as the investment’s relationship to the Fund’s areas of interest and concentration in Alternative Energy, Renewable Energy and related areas, the perceived risk of the investment, and the current value of the security. The Advisor also considers the perceived prospects for the company and its industry, with concern for economic, political and social conditions at the time. In addition, the Advisor considers its expectations for the investment based on, among other things, the company’s technological and management strength. Most of the Fund’s investments will be in companies that the Advisor determines provide a contribution to a clean and sustainable environment. In addition, the Advisor will seek to invest in companies with non-discriminatory practices at all levels of their work force and a record of positive community engagement.

The Advisor uses multiple means of research and information gathering. It subscribes to a number of trade publications relating to the Fund’s areas of interest, collects news from general and financial publications, and reviews financial and other reports filed with regulators. The Advisor also reviews news about companies in which the Fund invests, as well as examines various analyst reports. The Advisor may also obtain and use information and opinions of the Fund’s shareholders, some of whom are knowledgeable about the areas in which the Fund invests.

The Advisor considers selling Fund portfolio holdings for various reasons including, but not limited to: its need to raise cash to purchase a different portfolio security, a company experiences a technological or other disadvantage, a company’s competitive position deteriorates, or a company no longer satisfies the Fund’s Alternative Energy or other specialty focus.

Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.

Investment Advisor

The Fund’s investment advisor is Accrued Equities, Inc., 150 Broadhollow Road, Suite PH2, Melville, NY 11747. The Advisor is an SEC registered investment advisor and broker-dealer founded in 1954. The owners of the Advisor are David J. Schoenwald, who co-founded the Fund in 1982 with his late father, Maurice L. Schoenwald, and Murray D. Rosenblith. The Advisor makes all investment decisions for the Fund, manages the Fund’s business affairs and supervises the Fund’s day-to-day operations. The Advisor also furnishes office space and certain administrative and clerical services needed with respect to the Advisor’s responsibilities under its investment advisory agreement with the Fund. A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory agreement is available in the Fund’s semi-annual report to shareholders for the period ended June 30, 2025.

The Fund pays the Advisor an annual management fee of 1.00% of the first $25 million of average daily net assets; 0.50% of the next $475 million of average daily net assets; and 0.40% of average daily net assets more than $500 million. The fee is accrued daily and paid monthly. The Advisor received a fee at the rate of 0.55% of the Fund’s average daily net assets during the fiscal year ended December 31, 2025.

Portfolio Managers: David J. Schoenwald, Murray D. Rosenblith and Kathleen Don Angelo are the individuals jointly and primarily responsible for the day-to-day management of the Fund’s investment portfolio. Mr. Schoenwald has managed the Fund since its inception in 1982. Mr. Schoenwald is the President and Treasurer of the Advisor. Mr. Schoenwald has been a journalist and an attorney with Law Services (a poverty law agency) and is personally interested in social and environmental matters. Murray D. Rosenblith has been a portfolio manager of the Fund since 2010. Mr. Rosenblith is Vice President and Chief Compliance Officer of the Advisor. He joined the staff of the Advisor in 2008 after serving as an independent Director of the Fund since 2003 and member of the Audit Committee from 2006 until 2008. Prior to working for the Advisor, Mr. Rosenblith was a journalist and publication business manager. He served as executive director of a public foundation for 24 years. His duties during this period included managing socially responsible investments for the foundation and related organizations. Kathleen Don Angelo is Secretary and a Registered Principal of the Advisor. Ms. Don Angelo has been a portfolio manager since 2022. She holds B.S. and M.S. degrees in accounting and has served as an accountant at several firms prior to her employment with the Advisor.

The Statement of Additional Information provides additional information about each portfolio manager’s compensation and each portfolio manager’s ownership of shares of the Fund.

More Information About Purchasing and Redeeming Fund Shares

In General: The Fund offers two classes of shares, Investor Shares and Class A Shares. Each class of shares represents an interest in the same portfolio of securities, but each class has its own expense structure and may have different per share prices, providing you with different choices for meeting the needs of your situation. Depending upon how you wish to purchase shares of the Fund, the share classes available to you may vary. You should select the share class that best addresses your investment needs.

Minimum Initial Investment: Each class of shares has its own minimum initial investment amount. The minimum initial investment amount for Investor Shares of the Fund is $3,500. The minimum initial investment amount for Class A Shares of the Fund is $2,500. To open an IRA account, the minimum initial investment amount for Investor Shares of the Fund is $3,500. and the minimum initial investment amount for Class A Shares of the Fund is $2,500. When purchasing shares of the Fund, please indicate which class of shares (Investor Shares or Class A Shares) you wish to purchase.

Investor Shares of the Fund may be purchased at the net asset value next determined after receipt of a properly completed application form by Ultimus Fund Solutions, LLC, the Fund’s transfer agent (the “Transfer Agent”). Investor Shares are subject to 12b-1 fees, as discussed below under “Distribution Plan.” Investor Shares are not subject to a sales charge but are subject to a 2.00% redemption fee imposed on any Investor Shares redeemed within sixty (60) days of their purchase.

Class A Shares of the Fund may be purchased at the offering price, which is the net asset value next determined after receipt of a properly completed application form by the Transfer Agent plus the applicable sales charge, if any. A list of sales charge waivers appears on page 14 of this prospectus.

An application form is available on the Fund’s website at www.newalternativesfund.com or you can call the Fund at (800) 441-6580 to receive an application form by regular mail. If you would like to open an IRA account or some other special account, please call the Fund to receive the forms. For convenience, the Fund offers online account access via the Fund’s website at www.newalternativesfund.com where you can open a new account, purchase or redeem shares, receive reports and documents, and manage your account. Please note that the Fund will not accept new account applications to establish an account with a non-U.S. address (Army post office/Fleet post office for Military Personnel and U.S. territories are acceptable).

Purchase orders that are received by the Transfer Agent before 4:00 p.m. Eastern time will be made at that day’s net asset value plus the applicable sales charge, if any.

Minimum Subsequent Investment: Each share class has the same minimum subsequent investment amount. After the minimum initial investment, you can add as little as $50 periodically through an automatic investment arrangement with your bank. If you do not participate in the automatic investment plan, the minimum additional investment is $250. To make a purchase by mail, send the stub from your last statement, together with a check drawn on a U.S. bank to one of the addresses noted below.

Purchases Online: You can open an account on-line via the Fund’s website at www.newalternativesfund.com by selecting “Open a New Account.” Follow the on-screen instructions to create an account. Shareholders with existing on-line access can use the website to purchase additional shares of the Fund.

To establish internet transaction privileges, you must enroll through the website. You automatically have the ability to establish internet transaction privileges unless you decline the privileges on your New Account Application or IRA Application. You will be required to enter into a user’s agreement through the website in order to enroll in these privileges. To purchase shares through the website, you must also have ACH instructions on your account. Redemption proceeds may be sent to you by check to the address or record, or if your account has existing bank information, by wire or ACH. Only bank accounts held at domestic financial institutions that are ACH members can be used for transactions through the Fund’s website. Transactions through the website are subject to the same minimums and maximums as other transaction methods. Please call (800)441-6580 for assistance in establishing online access.

You should be aware that the internet is an unsecured, unstable, unregulated and unpredictable environment. Your ability to use the website for transactions is dependent upon the internet and equipment, software, systems, data and services provided by various vendors and third parties. While the Fund and its service providers have established certain security procedures, the Fund, their distributor and their transfer agent cannot assure you that trading information will be completely secure.

There may also be delays, malfunctions, or other inconveniences generally associated with this medium. There also may be times when the website is unavailable for Fund transactions or other purposes. Should this happen, you should consider purchasing or redeeming shares by another method. Neither the Fund nor their transfer agent, distributor nor Advisor will be liable for any such delays or malfunctions or unauthorized interception or access to communications or account information.

Initial Purchase Methods: To open an account, you must submit a completed New Account Application in good order. Initial investments may be funded via federal funds wire transfer, Automated Clearing House (ACH), or check drawn on a U.S. financial institution. The Fund offers its shares at the NAV next determined after an order is received in good order on a Business Day. The Fund reserves the right to reject any purchase order or payment method at its sole discretion.

Purchases by Mail: You may purchase shares by mail by sending a signed, completed application form and a check drawn on a U.S. bank as follows:

Via Regular Mail:
New Alternatives Fund
c/o Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, OH 45246

Via Express Delivery, or Registered or Certified Mail:

New Alternatives Fund
c/o Ultimus Fund Solutions, LLC
225 Pictoria Dr., Suite 450

Cincinnati, OH 45246

Unacceptable Forms of Payment: All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. The Fund generally does not accept cash equivalents for the purchase of shares, including, but not limited to: cash, cashier's checks, bank official checks, certified checks, bank money orders, third-party checks (except for properly endorsed IRA transfer and rollover checks), counter checks, starter checks, traveler's checks, money orders, credit card checks, cryptocurrency, or payments drawn on non-U.S. financial institutions. A fee may be charged against your account for any payment check returned to the Transfer Agent or for any incomplete electronic funds transfer, or for insufficient funds, stop payment, closed account or other reasons. You will also be responsible for any losses suffered by the Fund as a result. Any profits from such a cancellation will accrue to the Fund. The Fund reserves the right to suspend or modify the continuous offering of its shares.

Purchases by Wire If you wish to invest in the Fund by wire, please call the Fund at (800) 441-6580 (select Option #1) to obtain detailed wiring instructions and to notify the Fund that a wire transfer will be sent. The Fund will generally credit investments made by wire on the business day the funds are received by the Fund’s designated bank, provided they are received prior to the close of regular trading on the New York Stock Exchange (NYSE) (typically 4:00 p.m. Eastern Time). Your bank may charge a fee for same-day wire transfers. The Fund is not responsible for any delays in the receipt of wired funds due to the actions of the transmitting or receiving bank, or the Federal Reserve wire system.

Returned Payments If your check or electronic payment does not clear, you will be responsible for any loss or expense incurred by the Fund or its Transfer Agent, as well as any applicable fees. A $25 fee will be charged to defray bank charges and processing costs associated with the returned payment. The Fund reserves the right to redeem shares from your account to cover any unpaid amounts.

Payment for Shares and Good Funds Policy: The Fund accepts payment for shares by check, Automated Clearing House (“ACH”) transfer, or wire transfer. All purchase orders are subject to acceptance by the Fund and will be executed at the next net asset value (“NAV”) calculated after the order is received in good order.

Payments made by check or ACH may be subject to a collection period to ensure that funds have cleared and are received in “good funds.” The Fund and its Transfer Agent reserve the right to delay the disbursement of redemption or exchange proceeds from shares purchased by check or ACH for up to 10 business days (or longer, if necessary) to allow the payment to clear.

During this period, the proceeds of newly purchased shares are not available for redemption or exchange. This policy does not apply to purchases made by wire transfer, which are generally considered good funds upon receipt.

If a check or ACH payment does not clear, the purchase order will be cancelled, and the investor will be responsible for any resulting loss incurred by the Fund or its Transfer Agent, as well as any applicable fees.

Automated Clearing House (ACH) Purchases: Shareholders may purchase shares of the Fund through the Automated Clearing House (“ACH”) network from a U.S. domestic bank or other U.S. domestic financial institution. All payments must be made in U.S. dollars.

Initial and Subsequent Purchases by ACH: ACH may be used for both initial and subsequent investments. To establish ACH instructions, shareholders must provide the required banking information on the Account Application (or other documentation acceptable to the Fund or its transfer agent).

Bank Account Requirements: The designated bank account must be maintained at a U.S. domestic financial institution. The name(s) and registration on the bank account must exactly match the name(s) and registration on the Fund account. The bank account must be owned and controlled by the shareholder(s). ACH transfers initiated from a third-party bank account will not be accepted.

Right to Reject / Good Order: The Fund and its transfer agent reserve the right to reject any ACH purchase request that is not received in “good order.” A request is in “good order” when all required information, authorizations, and documentation have been received in proper form and are acceptable to the Fund or its transfer agent.

Customer Identification Program: Federal regulations require that the Fund obtain certain personal information about you when opening a new account. As a result, the Fund must obtain at least the following information for each person that opens a new account:

●	Name;

●	Date of birth (for individuals);

●	Residential or business street address (although post office boxes are still permitted for mailing); and

●	Social Security number, Taxpayer Identification Number, or other identifying number.

You may also be asked for a copy of your driver’s license, passport, or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund also may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the net asset value next calculated after the account is closed.

The Fund has delegated its responsibilities for obtaining and verifying this identification information to its Transfer Agent.

Purchases through Financial Services Organizations: You may purchase shares of either class of the Fund through participating brokers, dealers, financial advisors, financial supermarkets, and other financial professionals. Simply call your investment professional to make your purchase. If you invest through a brokerage firm or other financial professional, you may pay fees in addition to those described in this Prospectus. Brokerage firms and other financial professionals may charge transaction and other fees and may set different minimum investment amounts or limitations on buying or selling shares. Such organizations may charge a separate fee for administrative services in connection with investments in Fund shares. These fees and requirements would be in addition to those imposed by the Fund. If you are investing through a brokerage firm or other financial professional, please refer to its program materials for any additional special provisions or conditions that may be different from those described in this Prospectus (for example, some or all of the services and privileges described may not be available to you). Brokerage firms and other financial professionals have the responsibility for transmitting purchase orders and money, and for crediting their customers’ accounts following redemptions, in a timely manner in accordance with their customer agreements and this Prospectus. If your account will qualify for a sales load waiver or sales charge reduction, you or your financial organization must notify the Transfer Agent at the time of purchase of your eligibility for the waiver or reduction.

Withholding: If you fail to provide and certify to the accuracy of your Social Security Number or Taxpayer Identification Number, the Fund will be required to withhold a certain percentage, currently 24%, of all dividends, distributions and payments, including redemption proceeds.

Application Forms and Questions: A regular application form is attached at the end of this Prospectus. You can open an account on-line or download application forms (including IRA and Roth IRA forms), the Prospectus, SAI and shareholder reports from our website at www.newalternativesfund.com. Call toll free at (800) 441-6580 with any questions regarding the Fund or the forms.

Documentation Requirements: Additional documents may be required for purchases if shares are to be registered in the name of a corporation, partnership, association, agent, fiduciary, trust, estate or other organization. A purchase request will not be considered to be in good order until the Transfer Agent receives all required documents in proper form. Please contact the Transfer Agent to ensure that you supply all of the required documents. If all of the required documents are not received, your request will not be honored.

Automatic Investment Plan (“AIP”): Shareholders may purchase shares through an Automatic Investment Plan (“AIP”), which provides for regular, periodic purchases in accordance with the shareholder’s instructions and the transfer agent’s procedures. With the shareholder’s authorization, the transfer agent will process AIP purchases in the amount and frequency selected by the shareholder. There is no minimum investment amount required to participate in the AIP. Shareholders may change or terminate AIP instructions at any time by contacting the transfer agent. Only bank accounts maintained at U.S. financial institutions may be used. The Fund and/or the transfer agent may modify, suspend, or terminate the AIP at any time.

Account Minimum: At the discretion of the Advisor, accounts with a total value at the time of notice of $1,000 or less, as a result of redemptions and not market fluctuations, may be redeemed at net asset value by the Fund. You will be given at least 60 days’ notice by mail to bring the account up to the minimum level before involuntary redemption.

Lost Shareholders, Inactive Accounts and Unclaimed Property: Unclaimed property laws may require the Fund or its transfer agent to transfer the assets of accounts that are considered abandoned, inactive, or lost (due to returned mail) to the appropriate state authority. An account may be deemed unclaimed if the shareholder has not initiated any contact or transaction within a time period specified by applicable state law.

Before any transfer to the state is made, the Fund or its transfer agent will send a due diligence notice to the shareholder, if legislatively required. In some cases, this process is referred to as escheatment, and shareholders may be required to reclaim the assets from the applicable state’s unclaimed property office. Some states may also require the liquidation of shares prior to escheatment, and shareholders may only be entitled to receive the cash value at the time of sale.

For retirement accounts, such escheatment may be treated as a taxable distribution, and federal and/or state income tax withholding may apply. To help avoid escheatment, shareholders should maintain current contact information and periodically initiate contact with the Fund or its transfer agent. Examples of shareholder-initiated contact include written correspondence, telephone inquiries, or initiating a transaction in the account.

In accordance with Texas law, residents of the state of Texas may designate a representative to receive legislatively required unclaimed property due diligence notifications. A Texas Designation of Representative Form is available for making such an election.

Frequent Purchases and Redemptions of Fund Shares: The Fund is a long-term investment. Do not invest if you are a “market timer”. Short-term investments are disruptive and do not benefit the Fund or its long-term shareholders. It is unlikely to benefit a person making the short-term investment and who is paying a front-end sales charge or subject to the redemption fee.

The Fund is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the securities markets. Frequent trading of Fund shares may lead to less efficient management of the Fund’s portfolio, resulting in dilution of the value of shares held by long-term shareholders. The Fund’s Board of Trustees has not adopted any special policies or procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders, but the Fund’s existing procedures enable it to reject purchases if it appears a shareholder is attempting market timing.

The Fund reserves the right to refuse certain requests to purchase shares.

Delivery of Shareholder Documents: The SEC has adopted rules that permit investment companies and financial intermediaries (e.g., brokers) to satisfy the delivery requirements for shareholder documents with respect to two or more shareholders sharing the same address by delivering a single document addressed to those shareholders. This process is commonly referred to as “householding.” The Fund engages in the householding of its shareholder document mailings. If, at any time, you no longer wish to participate in “householding” and would prefer to receive individual copies of these documents, please call toll-free (800) 441-6580, or, if your shares are held through a financial intermediary, please contact the institution directly. The Fund will begin mailing separate Prospectuses and shareholder reports to you within 30 days after receiving your notice.

Pricing Shares

The Fund’s net asset value (“NAV”) for each class of shares is calculated once daily at the close of regular trading hours on the New York Stock Exchange (the “NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open. NAV per share is computed by adding the total value of the Fund’s investments and other assets attributable to the Fund’s Investor Shares or Class A Shares, subtracting any liabilities attributable to the applicable class, and then dividing by the total number of the applicable classes’ shares outstanding. Due to the fact that different expenses may be charged against shares of different classes of the Fund, the NAV of the various classes of the Fund may vary.

Securities held by the Fund are valued based on the official closing price or the last reported sale price on national securities exchanges where they are primarily traded or on the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system as of the close of business on the day the securities are being valued. That is normally 4:00 p.m. Eastern time. If there were no sales on that day or the securities are traded on other over-the-counter markets, the mean of the last bid and asked prices prior to the market close is used. Short-term debt securities having a remaining maturity of 60 days or less are amortized based on their cost. Non-U.S. equity securities are valued based on their most recent closing market prices on their primary market and are translated from the local currency into U.S. dollars using current exchange rates on the day of valuation. The Fund may hold securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As such, the Fund’s NAV may change on days when shareholders will not be able to purchase or redeem Fund shares.

Securities that do not have a readily available current market value are valued in good faith by the Advisor as “valuation designee” under the oversight of the Fund’s Board of Trustees. The Advisor has adopted policies and procedures for valuing securities and other assets in circumstances where market quotes are not readily available. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Advisor. On a quarterly basis, the Advisor’s fair valuation determinations will be reviewed by the Board of Trustees. The Advisor’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to the Advisor’s procedures may not accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/asked information, broker quotes), including where events occur after the close of the relevant market, but prior to the close of the NYSE, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, an exchange or market on which a security trades do not open for trading for the entire day and no other market prices are available. This most commonly occurs with foreign securities, for example when the dates of U.S. and foreign stock market holidays differ but may occur in other cases as well. Certain foreign securities are fair valued by utilizing an external pricing service in the event of any significant market movements between the time the Fund values such foreign securities and the earlier closing of foreign markets. The Fund does not invest in unlisted securities.

The Advisor as valuation designee will monitor for significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

Sales Charges

The Fund’s share price is based upon the daily net asset value of its shares. The Fund’s offering price for its Class A Shares is the net asset value per share plus a front-end sales charge. The front-end sales charge provides payment to brokers or the underwriter and/or sub-distributor of the Fund. The Class A Shares of the Fund do not have any distribution (i.e., Rule 12b-1) charges, service charges or redemption fees. The front-end sales charge you pay depends on the dollar amount invested, as shown in the table below. Front-end sales charges are not imposed upon reinvested dividends or distributions.

Purchase Amount	Sales Commission as a Percentage of Offering Price	Dealer Reallowance as a Percentage of Offering Price	Sales Commission as a Percentage of Net Amount Invested
Up to $24,999.99	3.50%	2.75%	3.56%
$25,000 to $99,999.99	2.50%	2.00%	2.56%
$100,000 to $249,999.99	2.00%	1.75%	1.75%
$250,000 to $999,999.99	1.00%	1.00%	1.00%
$1,000,000 or more	None	None	None

Reductions or Modifications of Sales Charges

Subsequent Additional Purchases: If you add to your Class A Share holdings and pass the threshold into a different breakpoint, the sales charge for the additional purchases of Class A Shares will be at the reduced rate of the newly obtained category. The sales charge on each additional purchase is determined by adding the current market value of the Class A Shares you currently own to the amount being invested. The reduced sales charge is applicable only to current purchases.

Purchases Made By Families: Investors may combine family purchases of Class A Shares into a single transaction to qualify for a reduced sales charge; however, each family member must meet the minimum investment requirement. This includes purchases by spouses, children, parents, siblings, grandparents and family trusts.

Shareholders Who Own Class A Shares In More Than One Account: If you own Class A Shares in more than one account, you can aggregate your holdings for the purpose of meeting the reduced sales load breakpoints by adding the value of the additional Class A Shares to the current market value of the Class A Shares already owned. However, each account must still meet the minimum investment requirement. Shareholders who are uncertain of their account numbers (listed on purchase confirmations and shareholder statements) or account balances should contact the Transfer Agent to ascertain this information.

Sales Charge Waivers: Class A Shares of the Fund may be sold without a front-end sales charge to the following:

●	Non-Profit or Charitable Organizations (as defined in Section 501(c)(3) of the Internal Revenue Code) investing $25,000 or more.

●	Clients of an investment professional (e.g., investment advisers, financial planners, banks, trust departments, sponsors of “wrap-fee” programs, etc.) if the client is charged a fee by the investment professional for such portfolio management or brokerage services.

●	Brokers who are purchasing for their own account and will not transfer their shares.

●	Officers, Trustees and employees of the Fund and Advisor and their families.

●	Institutional retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in Sections 401(a), 401(k), 403(b), 457 or 408 of the Internal Revenue Code of 1986 and “rabbi trusts.”

It is each investor’s responsibility to notify the Transfer Agent or other financial intermediary at the time of purchase regarding eligibility for such reduced or waived sales charges. Attach a note to your application form and/or call the Transfer Agent or other financial intermediary purchasing shares in order to help prevent errors. You may need to provide additional information or records such as statements before your purchase can be affected with a reduced or waived sales charge. Much of this information is also available on the Fund’s website at www.newalternativesfund.com.

Distribution Plan

The Fund has adopted a distribution plan for its Investor Shares (the “Plan”) in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”). Under this Plan, the Fund can pay a distribution fee of up to 0.25% of the Fund’s average daily net assets attributable to its Investor Shares to the Advisor, underwriter or certain broker-dealers, investment advisers, banks or other financial institutions to help defray the cost of servicing Investor shareholders.

Amounts paid under the Plan may be used to cover expenses that are related to: (i) the sale of Investor Shares; (ii) ongoing servicing and/or maintenance of the accounts of Investor shareholders; and (iii) sub-transfer agency services, sub-accounting services or administrative services related to the sale of Investor Shares, all as set forth in the Fund’s Plan. Ongoing servicing and/or maintenance of the accounts of Investor shareholders may include updating and mailing prospectuses and shareholder reports, responding to inquiries regarding Investor shareholder accounts and acting as agent or intermediary between Investor shareholders and the Fund or its service providers.

Because these fees are an ongoing expense, over time they reduce the net investment results of a Fund and may cost you more than paying other types of sales charges.

Transfer of Shares

Shares held with the Transfer Agent may be transferred to other parties, without charge. Requests for transfer must be in writing, include all relevant information (as required by the Transfer Agent) and be signed by the person or persons named on the account. The Fund’s Transfer Agent requires a signature guarantee under the Medallion Signature Guarantee Program (see below) for the transfer of shares. Shares not held with the Transfer Agent may be subject to different transfer restrictions or requirements; please call your financial intermediary for more information.

Redeeming Shares

A redemption request will be considered to be in “good order” only if it includes all of the following:

●	The name of the Fund and the account number

●	The exact dollar amount or number of shares to be redeemed

●	The name(s) of the registered account owner(s), exactly as they appear on the account

●	Signature(s) of all registered owner(s)

●	Any required signature guarantee or medallion signature guarantee, if applicable

●	Any documentation reasonably required by the Fund or its transfer agent to verify the identity or authority of the person(s) requesting the redemption

Redemption requests that are incomplete, unclear, unsigned, or submitted without the required documentation or signature guarantees may be delayed or rejected. The Fund and its transfer agent are not responsible for processing delays or losses resulting from requests not received in good order.

Redemption Methods: You may redeem your shares through the Fund’s website at www.newalternativesfund.com, by telephone, or by mailing a letter of instructions on any day the NYSE is open for business. Redemptions are priced at the Net Asset Value (NAV) next determined after the Transfer Agent receives your request in good order. In the event your redemption of Investor Shares is subject to a redemption fee, such redemption fee will be imposed on the amount of the redemption that is subject to such redemption fee.

The Fund typically expects to pay redemption proceeds one business day following receipt and acceptance of a redemption request in good order. Proceeds are generally paid by check, wire transfer, or ACH, as elected by the shareholder. As permitted by the Investment Company Act of 1940, the Fund may take up to seven days to pay redemption proceeds. For shares recently purchased by check or via ACH, the Fund reserves the right to delay the payment of redemption proceeds for up to 10 business days until the purchase payment has cleared. Under unusual circumstances, as permitted by the SEC, the Fund may suspend the right of redemption or delay payment of redemption proceeds for more than seven days. The Fund typically expects to meet redemption requests through cash holdings or cash equivalents and anticipates using these types of holdings on a regular basis. To the extent cash holdings or cash equivalents are not available to meet redemption requests, the Fund will meet redemption requests by selling portfolio assets. In addition, if the Fund determines that it would be detrimental to the best interest of the Fund’s remaining shareholders to make payment in cash, the Fund may pay redemption proceeds in whole or in part by a distribution-in-kind of readily marketable securities.

Distributions from IRAs and other retirement accounts may be subject to federal income tax withholding and, where applicable, state income tax withholding. Federal income tax generally will be withheld from IRA distributions unless you elect otherwise on the applicable request form. If you do not make a withholding election, withholding will be applied in accordance with applicable law and IRS rules. State income tax withholding may also apply depending on your state of residence and applicable state law. Withholding is not a determination of your actual tax liability.

The Fund does not offer reinstatement or repurchasing privileges after redemption. Any subsequent investment in the Fund following a redemption will be treated as a new purchase and will be subject to all applicable investment minimums and sales charges. The Fund does not offer reinstatement or repurchasing privileges after redemption.

Redemption of Recently Purchased Shares: Investor Shares are not subject to a sales charge but are subject to a 2.00% redemption fee imposed on any Investor Shares redeemed within sixty (60) days of their purchase. This redemption fee applies to all Investor shareholders and accounts. The redemption fee is equal to 2.00% of the redemption proceeds; however, no redemption fee is imposed on the redemption of Investor Shares representing reinvested dividends or capital gains distributions, or on amounts representing the capital appreciation of shares. In determining the amount of any redemption fee, the Investor Shares having been held the longest in the account are considered redeemed first. Redemption fees are retained by the Fund. This redemption fee is meant to prevent short-term trading in the Fund and to offset any transaction and other costs associated with short-term trading.

If you wish to sell shares of either class that were recently purchased by check or ACH transfer, the Fund may delay mailing your redemption check or processing your electronic payment for up to 10 business days after receipt of your redemption request to allow the original purchase payment to clear. Shares for which no payment is collected will be canceled without notice. Payment for redemptions of Fund shares is usually made within one business day, but no later than seven calendar days after receipt of your redemption request, unless the purchase payment used to purchase the shares has not cleared.

Redemption Procedures: The following procedures are designed to protect the Fund and its shareholders against fraud.

1.	Request Methods.

●	Online or Written: Redemptions may be requested through the Fund’s website or in writing.

●	Signature Requirements: Written requests must be signed by the person or persons named on the account.

●	Online Authorization: For online redemptions involving multiple record owners, the Transfer Agent may rely upon the instructions of only one record owner.

2.	Mailing Addresses. Please ensure you use the correct address based on your mailing method to avoid processing delays:

Regular/Express Mail

New Alternatives Fund

c/o Ultimus Fund Solutions, LLC

P.O. Box 46707

Cincinnati, OH 45246

Overnight Mail

New Alternatives Fund

c/o Ultimus Fund Solutions, LLC

225 Pictoria Dr., Suite 450

Cincinnati, OH 45246

3.	Required Information. To ensure your request is in “good order,” please include the following in your request:

●	The account name and account number.

●	The specific number of shares or the exact dollar amount to be redeemed.

4.	Payment of Proceeds

Except in specific circumstances (such as redemptions-in-kind), redemption proceeds will only be paid to the account holder and only to the address or bank account designated on the Fund’s records. You may choose from the following payment methods:

●	Check: Sent to the address of record.

●	Wire Transfer: Sent to the bank account of record. A $15 fee will be charged for each wire transfer and deducted directly from your account. This fee is subject to change without notice. Note that your bank or an intermediary institution may also charge a separate fee for receiving the wire.

●	ACH Transfer: Sent via the Automated Clearing House (ACH) network to the bank account of record. There is no charge if redemption proceeds are sent via the ACH system. Credit is generally available within three business days.

A written confirmation of the redemption transaction will be sent to you at your address of record, or via e-mail notification for shareholders who elect electronic delivery of transaction confirmations.

Systematic Withdrawal Plan (“SWP”): Shareholders may redeem shares through a Systematic Withdrawal Plan (“SWP”), which provides for regular, periodic redemptions in accordance with the shareholder’s instructions and the transfer agent’s procedures. With the shareholder’s authorization, the transfer agent will process SWP redemptions in the amount and frequency selected by the shareholder. Shareholders may change or terminate SWP instructions at any time by contacting the transfer agent. The Fund and/or the transfer agent may modify, suspend, or terminate the SWP at any time.

In times of extreme market conditions or heavy shareholder activity, you may have difficulty getting through to the Fund via its online access, and in such event, you may still purchase or redeem shares of the Fund using a method other than its on-line portal. If the Fund believes that it is in the best interest of all shareholders, it may modify or discontinue online transactions without notice.

The convenience of using on-line transactions may result in decreased security. The Transfer Agent employs certain security measures as it processes these transactions. If such security procedures are used, neither the Fund nor its agents will be responsible for any losses that you incur because of a fraudulent online transaction.

Telephone Transactions: You may purchase, exchange, or redeem Fund shares by calling 800-441-6580. Telephone transaction privileges are automatically available for new accounts unless you decline them on your account application or later revoke them by written instruction to the Fund or its Transfer Agent.

Telephone instructions, if received in good order before the applicable cut-off time, will be processed at the Fund’s next determined net asset value (“NAV”). Redemption proceeds will be sent promptly to your address of record by check or to your bank account of record by ACH or wire transfer. Telephone redemptions are generally limited to $25,000 per account. Requests for amounts above this limit must be submitted in writing and must include a Medallion Signature Guarantee.

During periods of heavy market activity or other unusual conditions, you may experience difficulty reaching the Fund or its Transfer Agent. Please allow additional time to place your transaction. The Fund or its Transfer Agent will not be held liable for any loss if you are unable to reach them to place a telephone transaction.

The Fund and its Transfer Agent use reasonable procedures to verify the authenticity of telephone instructions. These may include requiring an account number, a personal identification number (PIN) if applicable, recording of calls, and/or written confirmations. If these procedures are followed, neither the Fund nor its Transfer Agent will be responsible for any loss, liability, cost, or expense arising from unauthorized or fraudulent telephone instructions.

If you own an IRA, you will be asked to make an election regarding federal and applicable state income tax withholding at the time of a redemption.

For your protection, telephone redemptions may be restricted for 30 days following a change of address or banking information. The Fund may also require a signature guarantee or other documentation for certain transactions.

The Fund reserves the right to modify, suspend, or terminate the telephone transaction privilege at any time, with or without notice.

Medallion Signature Guarantee Requirements: To protect shareholders and the Fund from potential fraud, the Fund and/or its transfer agent (the “Transfer Agent”) may require a signature guarantee, including a Medallion Signature Guarantee (“MSG”), in certain circumstances. An MSG is a stamped certification from an eligible guarantor institution that verifies the authenticity of a signature and the authority and capacity of the person signing.

The Fund and/or the Transfer Agent may require an MSG in situations including, but not limited to, the following:

●	The redemption amount exceeds $25,000 (or such other threshold as may be established by the Fund and/or the Transfer Agent);

●	Proceeds are requested to be mailed to an address or sent to a bank account that was changed or added within the past 30 calendar days;

●	Proceeds are requested to be made payable to a person or entity other than the registered account owner;

●	Proceeds are requested to be sent to a financial institution account that is not in the shareholder’s name;

●	The account registration or ownership is being changed;

●	Instructions are submitted by mail with alternate delivery instructions, special handling, or other non-standard processing; or

●	Any other circumstance in which the Fund or the Transfer Agent reasonably determines that additional documentation or verification is appropriate.

An MSG must be obtained from an eligible guarantor institution that participates in a recognized Medallion Signature Guarantee program (STAMP, SEMP, or MSP). These institutions typically include banks, savings associations, credit unions, and broker-dealers. A notary seal is not an acceptable substitute for an MSG.

Shareholders should contact the Transfer Agent in advance if they are unsure whether an MSG will be required. The Fund and/or the Transfer Agent reserves the right, in its discretion, to waive or require an MSG and to reject any signature guarantee that it deems unacceptable.

Suspension of Redemptions: The right of redemption may be suspended or the date of payment postponed (a) when trading on the New York Stock Exchange (NYSE) is restricted, as determined by applicable rules and regulations of the SEC; (b) when the NYSE is closed for other than customary weekend and holiday closings; (c) when the SEC has by order permitted such suspension; or (d) during an emergency, as determined by the SEC, as a result of which it is not reasonably practicable for the Fund to dispose of securities or to determine the value of its net assets.

Rights Reserved by the Funds: Each Fund and its agents reserve the right at any time to: (i) reject or cancel all or any part of any purchase or exchange order; (ii) modify any terms or conditions related to the purchase, redemption or exchange of shares of any Fund; (iii) reject or cancel any request to establish a Systematic Purchase Plan or Systematic Redemption Plan; (iv) modify or terminate any sales charge waivers or exceptions; and (v) suspend, change or withdraw all or any part of the offering made by this prospectus.

Trade Activity Monitoring: The Fund or its affiliates may monitor trades to detect and discourage short-term or excessive trading activity, which may be detrimental to long-term shareholders. The Fund reserves the right to take action, including refusing trades or exchanges, if such activity is identified.

Wire Fee: A fee of $15 will be charged for each wire transfer of redemption proceeds. This fee will be deducted directly from your account and is subject to change without notice. Your bank or any intermediary institution may also charge a separate fee for receiving the wire. The Fund and its transfer agent are not responsible for any delays or additional fees imposed by the receiving bank or any intermediary institution.

Account Statements and Transaction Confirmations: You will receive periodic account statements summarizing all account activity, including purchases, redemptions, exchanges, and any reinvested dividends or capital gains. Additionally, a transaction confirmation will be sent for each financial transaction that occurs in your account, except for those taking place on a recurring basis, such as through an automatic investment plan or for dividend and capital gain distributions. For recurring transactions, the details will appear on your periodic account statement, serving as confirmation for such activity.

It is your responsibility to carefully review all transaction confirmations and account statements for accuracy immediately upon receipt. You must contact the Fund or its Transfer Agent in writing or by telephone promptly within 60 days of the date of the statement or confirmation that first reflects the disputed item. If you fail to provide timely notification within this 60-day period, you will be deemed to have ratified all account activity set forth therein, and the Fund and its agents will not be liable for any losses that may result from your failure to report the issue.

Dividends and Distributions

The Fund intends to declare and pay annual dividends from net investment income received and net realized capital gains, if any. Any such distributions will be reinvested in the Fund unless you instruct otherwise. There are no sales or other charges in connection with the reinvestment of dividends and capital gains distributions. You should note that if you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as “buying into a dividend.”

Dividend and distribution payments are not guaranteed, are subject to the Board of Trustees’ discretion and may vary or be nonexistent from year to year. The Fund does not pay “interest” or guarantee any fixed rate of return on an investment in its shares.

Uncashed Checks and Automatic Dividend and Capital Gain Reinvestment: If you elect to receive your dividend and capital gain distributions via check, ACH, or wire, and the distribution amount is $50 or less, then the amount will be automatically reinvested as additional shares into your account. For non-retirement and non-educational accounts, any dividend and capital gain distributions sent by check which are not cashed within 180 days will be reinvested into your account at the current day's NAV. When reinvested, those amounts are subject to market risk like any other investment.

Your distribution option will automatically be converted to having all dividends and capital gain distributions reinvested into your account as additional shares if any of the following occur:

1.	Postal or other delivery service is unable to deliver mail or checks to the address of record thereby designating your account as “lost”;

2.	Dividends and capital gain distributions checks are not cashed within 180 days; or

3.	Bank account of record is no longer valid.

For non-retirement and non-educational accounts, redemption proceeds sent by check which are not cashed within 180 days will be reinvested into your account at the current day's NAV. When reinvested, redemption proceeds are subject to market risk like any other investment.

Taxes

The Fund intends to qualify annually to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended. The Fund expects to make distributions that will be taxed as ordinary income or capital gains. Fund dividends and distributions are taxable to most investors unless your investment is in an IRA or other tax-advantaged account. The dividends and distributions are taxed whether paid in cash or reinvested in additional shares. Distributions on shares held in IRA accounts and other tax-qualified plans will not be currently taxable. The tax status of your dividends and capital gains distributions will be detailed in your annual tax statement from the Fund.

Dividends paid by the Fund out of net ordinary income and distributions of net short-term capital gains are taxable to the Fund’s shareholders as ordinary income. Dividends from net ordinary income may be eligible for the corporate dividends-received deduction. Generally, dividends received from REITs are not considered to be qualifying dividends for purposes of the corporate dividends-received deduction.

Distributions by the Fund of net capital gains (the excess of net long-term capital gains over net short-term capital losses) to shareholders are generally taxable to the shareholders at the applicable long-term capital gains rate, regardless of how long the shareholder has held shares of the Fund. A portion of “qualified dividend income” received by the Fund may be eligible for a reduced tax rate for individuals who meet certain holding period requirements. Distributions by the Fund to its shareholders that the Fund properly reports as “section 199A dividends,” are treated as qualified REIT dividends in the hands of non-corporate shareholders. Non-corporate shareholders are permitted a federal income tax deduction equal to 20% of qualified REIT dividends received by them, subject to certain limitations. Generally, a “section 199A dividend” is any dividend or portion thereof that is attributable to certain dividends received by a regulated investment company from the REITs it holds, to the extent such dividends are properly reported as such by the regulated investment company in a written notice to its shareholders.

Shareholders that sell or redeem shares generally will have a capital gain or loss from the sale or redemption. Such capital gain or loss will be long-term or short-term depending on the shareholder’s holding period for the shares. The amount of the gain or loss and the rate of tax will depend mainly upon the amount paid for the shares, the amount, if any, of reinvested distributions, the amount received from the sale or redemption, and how long the shares were held.

The Fund is required to report cost basis information to the IRS and to shareholders on Form 1099-B for redemptions of “covered shares,” which are generally shares acquired on or after January 1, 2012.

The Fund's default cost basis calculation method is Average Cost. This method will be applied to your account unless you affirmatively elect a different IRS-accepted method, such as First-In, First-Out (FIFO) or Specific Share Identification. You may make this election for future transactions by providing written instructions, contacting Shareholder Services at 800-441-6580, or through your online account portal, where available.

Please note that, in accordance with IRS regulations, the cost basis method elected for the first redemption of covered shares cannot be changed after the settlement of the redemption. The cost basis method you select may have significant tax implications. The Fund is not authorized to provide tax advice. We strongly recommend you consult your tax advisor to determine which method is most suitable for your individual circumstances. A dividend or capital gains distribution declared by the Fund in October, November or December, but paid in January of the following year, will be considered to be paid on December 31st of the year it was declared.

The Fund may be required to withhold U.S. federal income tax on all taxable distributions and sales payable to shareholders who fail to provide their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is 24%.

Individuals, trusts and estates whose income exceeds certain threshold amounts will be subject to a 3.8% Medicare Tax on “net investment income.” Net investment income includes dividends and distributions paid by the Fund and capital gains from the sale or redemption of Fund shares.

The Fund’s Transfer Agent provides a confirmation statement after every transaction, an annual account statement reflecting all transactions for the year, and tax information which will be mailed after the end of each calendar year, a copy of which will also be filed with the Internal Revenue Service. You should consult your own tax advisor regarding your tax situation.

This section is only a summary of some of the important federal income tax considerations of taxable U.S. shareholders that may affect an investment in the Fund. This summary is provided for general information purposes only and should not be considered as tax advice and may not be relied on by a taxable U.S. shareholder or prospective investor. This general summary does not apply to non-U.S. shareholders or tax-exempt shareholders, and does not address state, local or foreign taxes. More information regarding these considerations are included in the Fund’s SAI. All prospective investors and shareholders are urged and advised to consult their own tax advisor regarding the effects of an investment in the Fund on their particular tax situation.

If you have questions about your account, please call the Transfer Agent toll free at (800) 441-6580.

Account Maintenance
(including address changes)

You can change the address on your account on-line or by mailing to the Fund’s Transfer Agent: (i) the completed and signed stub at the bottom of your annual account statement or transaction confirmation; or (ii) a letter including all relevant information and signed by all account holders. If you require any other type of account maintenance or have any questions related to account maintenance, please contact the Transfer Agent toll free at 800-441-6580 for all processing requirements. Maintenance requests should be mailed to:

For Regular/Express Mail:	For Overnight Mail:

New Alternatives Fund c/o Ultimus Fund Solutions, LLC P.O. Box 46707 Cincinnati, OH 45246	New Alternatives Fund c/o Ultimus Fund Solutions, LLC 225 Pictoria Dr., Suite 450 Cincinnati, OH 45246

You can also perform account maintenance operations, including address changes, e-delivery of statements and other functions, online by creating an account login through the Fund’s website. Go to www.newalternativesfund.com and click on the “Account Login” button. Follow the instructions provided to set up an individual account access portal. Contact the Transfer Agent if you need any assistance.

Privacy Notice

The Fund and the Transfer Agent have a policy of not releasing information about the Fund’s shareholders without the shareholders’ permission, except under legal requirements.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance and other financial information for the periods shown. Certain information reflects financial results for a single share of the Fund. The total returns show how much your investment in the Fund would have increased (or decreased) during each period assuming that you reinvested all dividends and distributions, but not reflecting the front-end sales charge for Class A Shares. The financial highlights for the fiscal years ended December 31, 2025, 2024, and 2023 have been independently audited by Cohen & Company, Ltd., the Fund’s Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report dated December 31, 2025, which is incorporated by reference into the SAI. The financial highlights for the fiscal years ended December 31, 2022 and 2021 were audited by the Fund’s former Independent Registered Public Accounting Firm. The Fund’s annual report is available upon request at no charge by calling (800) 423-8383.

Class A Shares

	For a share outstanding throughout each year
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2025	December 31, 2024	December 31, 2023	December 31, 2022	December 31, 2021
Net asset value, beginning of year	$60.68	$65.88	$70.57	$87.80	$97.00
Losses from investment operations:
Net investment income (loss)(a)	0.95	0.77	1.60	0.75	0.34
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	16.12	(4.73)	(3.35)	(14.71)	(5.03)
Total gain (loss) from investment operations	17.07	(3.96)	(1.75)	(13.96)	(4.69)
Less distributions from:
Net investment income	(0.90)	(1.24)	(2.05)	(0.80)	(0.48)
Net realized gain	-	-	(0.89)	(2.46)	(3.90)
Return of Capital	-	-	-	(0.01)	(0.13)
Total distributions	(0.90)	(1.24)	(2.94)	(3.27)	(4.51)
Net asset value, end of year	$76.85	$60.68	$65.88	$70.57	$87.80
Total return(b)	28.14%	(6.02)%	(2.50)%	(15.93)%	(4.79)%
Ratios and Supplemental Data:
Net assets, end of year (in 000s)	$256,454	$229,351	$307,712	$355,564	$428,017
Ratio of total expenses to average net assets(c)	1.10%	1.03%	0.96%	0.89%	0.85%
Ratio of net investment income to average net assets(c)(d)	1.36%	1.20%	2.33%	0.96%	0.36%
Portfolio turnover rate	4.09%	5.94%	7.97%	9.21%	8.75%

(a)	Net investment loss has been calculated using the average shares method, which more appropriately presents the per share data for the year.
(b)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions at net asset value and doesn’t reflect the impact of sales charge.
(c)	Does not include the Fund’s share of the expenses of the underlying investment companies in which the Fund invests.
(d)	The recognition of investment loss by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

Investor Shares

	For a share outstanding throughout each year
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2025	December 31, 2024	December 31, 2023	December 31, 2022	December 31, 2021
Net asset value, beginning of year	$60.42	$65.58	$70.21	$87.35	$96.52
Losses from investment operations:
Net investment income (loss)(a)	0.73	0.61	1.42	0.55	0.11
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	16.07	(4.71)	(3.34)	(14.62)	(5.00)
Total gain (loss) from investment operations	16.80	(4.10)	(1.92)	(14.07)	(4.89)
Less distributions from:
Net investment income	(0.71)	(1.06)	(1.82)	(0.60)	(0.25)
Net realized gain	-	-	(0.89)	(2.46)	(3.90)
Return of Capital	-	-	-	(0.01)	(0.13)
Total distributions	(0.71)	(1.06)	(2.71)	(3.07)	(4.28)
Net asset value, end of year	$76.51	$60.42	$65.58	$70.21	$87.35
Total return(b)	27.82%	(6.25)%	(2.75)%	(16.14)%	(5.02)%
Ratios and Supplemental Data:
Net assets, end of year (in 000s)	$15,318	$14,616	$18,291	$23,067	$28,245
Ratio of total expenses to average net assets(c)	1.35%	1.28%	1.21%	1.14%	1.10%
Ratio of net investment income to average net assets(c)(d)	1.11%	0.95%	2.08%	0.71%	0.11%
Portfolio turnover rate	4.09%	5.94%	7.97%	9.21%	8.75%

(a)	Net investment loss has been calculated using the average shares method, which more appropriately presents the per share data for the year.
(b)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions at net asset value and doesn’t reflect the impact of sales charge.
(c)	Does not include the Fund’s share of the expenses of the underlying investment companies in which the Fund invests.
(d)	The recognition of investment loss by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

APPENDIX A TO THE PROSPECTUS – INTERMEDIARY SALES CHARGE DISCOUNTS, WAIVERS AND OTHER INFORMATION

Appendix A contains more information about specific sales charge discounts and waivers available for shareholders who purchase Fund shares through a specific financial intermediary. Appendix A is incorporated herein by reference (is legally a part of this Prospectus).

Intermediary-Defined Sales Charge Waiver Policies

The availability of certain initial or deferred sales charge waivers and discounts may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares.

Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (“CDSC”) waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive these waivers or discounts.

Not all share classes discussed below are offered by the Fund.

Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each entity’s affiliates (“Raymond James”)

Effective March 1, 2019, shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s Prospectus or SAI.

Front-end sales load waivers on Class A shares available at Raymond James

●	Shares purchased in an investment advisory program.

●	Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.

●	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

●	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

●	A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC Waivers on Classes A, B and C shares available at Raymond James

●	Death or disability of the shareholder.

●	Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus.

●	Return of excess contributions from an IRA Account.

●	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund’s Prospectus.

●	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

●	Shares acquired through a right of reinstatement.

Front-end load discounts available at Raymond James: breakpoints, rights of accumulation, and/or letters of intent

●	Breakpoints as described in this Prospectus.

●	Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.

●	Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

Additional information about the investments of the Fund is available in its Annual and Semi-Annual Reports to Shareholders and in Form N-CSR. The Annual Report contains a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year and also lists portfolio holdings at the end of the fiscal year. Form N-CSR contains the Fund’s annual and semi-annual financial statements.

The Annual and Semi-Annual Reports, including the Fund’s financial statements, and the SAI are available, free of charge, on our website at www.newalternativesfund.com. Also, you can request free copies of the Annual and Semi-Annual Reports, including the Fund’s financial statements, and the SAI, request other information or make shareholder inquiries, by calling (800) 423-8383; emailing info@newalternativesfund.com; or writing to the Fund at the address below. A copy of requested document(s) will be mailed to you no later than three business days following receipt of your request.

New Alternatives Fund
150 Broadhollow Road, Suite PH2
Melville, NY 11747

Information about the Fund (including the SAI) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call (202) 551-8090 for information on the operation of the Public Reference Room. You may also request copies by mail by sending your request, after paying a duplicating fee, to the SEC’s Public Reference Room, Washington, D.C. 20549-1520 or by electronic request at the following email address: publicinfo@sec.gov. You may also visit the EDGAR Database on the SEC’s website (www.sec.gov) to review reports and other information about the Fund.

The Fund’s SEC file number is: 811-03287

PRINTED ON RECYCLED PAPER

NEW ALTERNATIVES FUND PROSPECTUS APRIL 30, 2026

NEW ALTERNATIVES FUND

Investor Shares Ticker: NAEFX

Class A Shares Ticker: NALFX

Statement of Additional Information

April 30, 2026

New Alternatives Fund

150 Broadhollow Road, Suite PH2

Melville, New York 11747

(631) 423-7373 or (800) 423-8383

This Statement of Additional Information (“SAI”) is not a prospectus, and it should be read in conjunction with the Prospectus of New Alternatives Fund (the “Fund”) dated April 30, 2026. A copy of the Prospectus may be obtained at no charge by writing to the Fund at the address above, by calling toll-free (800) 423-8383 or by visiting www.newalternativesfund.com.

The audited financial statements and the notes thereto included in the Fund’s most recent Annual Report to Shareholders for the fiscal year ended December 31, 2025 (the “Annual Report”), and the related report of Cohen & Company, Ltd., the Fund’s independent registered public accounting firm, contained in the Annual Report are incorporated by reference in the section “Financial Statements.” No other portions of the Annual Report are incorporated by reference. Copies of the Fund’s Annual and Semi-Annual Reports to Shareholders are available upon request by calling (800) 423-8383, by writing to the Fund at the address above, or by visiting www.newalternativesfund.com.

i

HISTORY OF THE FUND

New Alternatives Fund (the “Trust”) was organized as a Delaware statutory trust on June 12, 2014. The Trust currently offers one series of shares, also known as “New Alternatives Fund” (the “Fund”). The Trust is the successor to New Alternatives Fund, Inc. (the “Predecessor Company”), a New York corporation. The Certificate of Incorporation of the Predecessor Company was filed in New York on January 17, 1978. The Predecessor Company was an inactive corporation until it commenced its activities as a mutual fund on September 3, 1982. The original name of the Predecessor Company was “The Solar Fund, Inc.” The Predecessor Company changed its name to “New Alternatives Fund, Inc.” on August 6, 1982. The Predecessor Company was a single, stand-alone mutual fund that offered one class of shares.

On November 14, 2014, the Predecessor Company was reorganized into the Fund. The Fund was organized for the sole purpose of continuing the investment operations and performance history of the Predecessor Company and prior to the reorganization had no substantial assets or prior history of investment operations. References throughout this SAI to the Fund, including information on fees and performance, include information for the Predecessor Company.

The Trust is an open-end management investment company currently offering one series of shares, the Fund. The Fund currently offers two classes of shares: Class A Shares and Investor Shares. Class A Shares represent a continuance of the original class of shares offered by the Predecessor Company. Class A Shares are sold subject to a front-end sales charge. The Class A Shares of the Fund do not have any distribution (i.e., Rule 12b-1) charges, service charges or redemption fees. Investor Shares commenced operations on December 31, 2014. Investor Shares are sold at net asset value. Investor Shares are not subject to a sales charge but are subject to a 2.00% redemption fee imposed on any Investor Shares redeemed within sixty (60) days of their initial purchase. Investor Shares are also subject to 12b-1 fees.

DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS

Classification

The Fund is an open-end management investment company or mutual fund. The Fund is diversified, which means that with respect to 75% of its total assets, the Fund will not invest more than 5% of its assets in the securities of any single issuer (other than the U.S. Government or its agencies or instrumentalities) nor will it own more than 10% of the outstanding voting securities of any one issuer. The Fund has a special interest in Alternative Energy (as defined below). Under normal market conditions, at least 25% of the Fund’s total assets will be invested in equity securities of companies in the Alternative Energy industry.

Investment Objectives and Risks

The investment objective of the Fund is long-term capital appreciation, with income as a secondary objective.

The Fund seeks to achieve its investment objective by investing in equity securities. The equity securities in which the Fund invests consist primarily of common stocks. Other equity securities in which the Fund may invest include YieldCos, American Depository Receipts (“ADRs”), real estate investment trusts (“REITs”) and publicly-traded master limited partnerships (“MLPs”). The Fund makes investments in a wide range of industries and in companies of all sizes. The Fund invests in equity securities of both U.S. and foreign companies, and has no limitation on the percentage of assets invested in the U.S. or abroad.

The Fund may invest in YieldCos. A YieldCo is a publicly traded company that is formed by its parent company (the “YieldCo Sponsor”) to own operating assets that produce defined cash flows. YieldCos typically allocate cash available for distribution each year or quarter to shareholders in the form of dividends. Investments in securities of YieldCos involve risks that differ from investments in traditional operating companies, including risks related to the relationship between the YieldCos and the YieldCo Sponsor. YieldCo securities can be affected by macroeconomic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards YieldCos or the Alternative Energy sector, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of YieldCos, generally measured in terms of distributable cash flow). Prices of YieldCo securities also can be affected by fundamentals unique to the company, including the robustness and consistency of its earnings and its ability to meet debt obligations including the payment of interest and principal to creditors. YieldCos may distribute all or substantially all of the cash available for distribution, which may limit new acquisitions and future growth. Changes to the current tax code could result in greater tax liabilities, which would reduce the YieldCo’s distributable cash flow.

The Fund may invest in foreign issuers by investing in ADRs traded on U.S. exchanges. Investments in depository receipts do not eliminate the risks in investing in foreign issuers. The market value of depository receipts is dependent on the market value of the underlying securities, and fluctuations in the relative value of the currencies in which the depository receipts and the underlying securities are quoted. The Fund may also invest directly in foreign issuers. Investments in foreign issuers are generally denominated in a foreign currency, the value of which may be influenced by currency exchange rates and exchange control regulations. Changes in the value of a currency compared to the U.S. dollar may affect (positively or negatively) the value of the Fund’s investments. These currency movements may occur separately from, and in response to, events that do not otherwise affect the value of the security in the issuer’s home country. The Fund does not seek to use foreign currency transactions for investment purposes. Instead, foreign currency transactions are employed to enable the Fund to settle non-U.S. dollar denominated transactions in the appropriate currency.

The Fund may invest in REITs. REITs may be subject to certain risks associated with the direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, and variations in rental income. Generally, increases in interest rates will decrease the value of high yielding securities and increase the costs of obtaining financing, which could decrease the value of the REITs held in the Fund’s portfolio. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for the tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”) and to maintain their exemption from registration under the Investment Company Act of 1940, as amended (the “1940 Act”).

Distributions by the Fund to its shareholders that the Fund properly reports as “section 199A dividends,” as defined and subject to certain conditions described below, are treated as qualified REIT dividends in the hands of non-corporate shareholders. Non-corporate shareholders are permitted a federal income tax deduction equal to 20% of qualified REIT dividends received by them, subject to certain limitations. Generally, a “section 199A dividend” is any dividend or portion thereof that is attributable to certain dividends received by a regulated investment company from the REITs it holds, to the extent such dividends are properly reported as such by the regulated investment company in a written notice to its shareholders. A section 199A dividend is treated as a qualified REIT dividend only if the shareholder receiving such dividend holds the dividend-paying regulated investment company shares for at least 46 days of the 91-day period beginning 45 days before the shares become ex-dividend, and is not under an obligation to make related payments with respect to a position in substantially similar or related property. The Fund is permitted to report such part of its dividends as section 199A dividends as are eligible, but is not required to do so.

The Fund may invest in MLPs. MLPs are limited partnerships in which the ownership units are publicly traded. MLP units are registered with the U.S. Securities and Exchange Commission (the “SEC”) and are freely traded on a securities exchange or in the over-the-counter market. MLPs often own several properties or businesses (or own interests) that are related to oil and gas industries, but they also may finance research and development and other projects. Generally, a MLP is operated under the supervision of one or more managing general partners. Limited partners are not involved in the day-to-day management of the partnership. The risks of investing in a MLP are generally those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in a MLP than investors in a corporation. Additional risks involved with investing in a MLP are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in oil and gas industries.

Under normal market conditions, at least 25% of the Fund’s total assets will be invested in equity securities of companies in the alternative energy industry. “Alternative Energy” or “Renewable Energy” means the production, conservation, storage and transmission of energy to reduce pollution and harm to the environment, particularly when compared to conventional coal, oil or nuclear energy. Alternative Energy and Renewable Energy are overlapping and related concepts.

Money awaiting investment in portfolio holdings may be held in cash or other short-term investments. The short-term investments that the Fund may invest in are: U.S. Treasury Bills, mutual funds investing in obligations of the U.S. Government, its agencies or instrumentalities (e.g., U.S. Government Securities and U.S. Treasury Bills); money market mutual funds and certificates of deposit of what the investment advisor considers to be socially-responsible, federally-insured banks and credit unions that are committed to serving community needs.

The Fund may invest in securities issued by other registered or unregistered investment companies such as mutual funds investing in obligations of the U.S. Government, its agencies or instrumentalities (e.g., U.S. Government Securities and U.S. Treasury Bills) and money market mutual funds. The Fund’s investment advisor only intends to invest its assets in other mutual funds to the extent that it has un-invested cash necessary for upcoming expenses or redemptions, cash awaiting investment in portfolio securities, or for temporary defensive purposes. The Fund’s investment advisor does not intend to invest the Fund’s assets in other mutual funds for the purpose of pursuing its investment objective. Under the 1940 Act, the Fund’s investment in the securities of other investment companies, subject to certain exceptions, currently is limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund’s total assets with respect to any one investment company and (iii) 10% of the Fund’s total assets in the aggregate. The percentage limitations contained in the prior sentence will not apply to the Fund’s investment in money market mutual funds so long as any such money market mutual funds purchased do not charge a sales charge or service fee. As with other investments, investments in other investment companies are subject to general market risk. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. These expenses would be in addition to the advisory fees and other expenses that the Fund bears directly in connection with its own operations.

Fund Policies and Investment Restrictions

Fundamental Investment Restrictions. The following investment restrictions are deemed to be fundamental policies of the Fund. As such, the following restrictions may not be changed without the affirmative vote of a majority of the Fund’s outstanding voting securities, as defined in the 1940 Act. Under the 1940 Act, the vote of the holders of a “majority” of a fund’s outstanding voting securities means the vote, at the annual or a special meeting, of the holders of the lesser of (a) 67% of the shares of the fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented, or (b) more than 50% of the outstanding shares.

Except as noted, the Fund may not:

1. Borrow money, except from banks for temporary or emergency purposes in an amount not in excess of five percent (5%) of the market value of its total assets (not including the amount borrowed). The Fund will not invest in portfolio securities while outstanding borrowing exceeds five percent (5%) of the market value of its assets.

2. Purchase on margin or sell short or write or purchase put or call options.

3. Lend any of its assets other than through the purchase of a portion of publicly distributed notes, bonds, negotiable certificates of deposit or other debt securities.

4. Underwrite or participate in any underwriting of securities, except to the extent that, in connection with the disposition of portfolio investments, the Fund may be deemed to be an underwriter under the federal securities law.

5. Buy more than ten percent (10%) of the outstanding voting securities of any one issuer.

6. With respect to seventy-five percent (75%) of its assets (at market value), invest more than five percent (5%) of such assets in securities of any one issuer, other than the U.S. Government, its agencies or instrumentalities.

7. Purchase or sell real estate, provided that the Fund may invest: (a) in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein; or (b) in real estate investment trusts.

8. Purchase or sell commodities or commodity contracts, except that the Fund may deal in forward foreign exchanges between currencies of the different countries in which it may invest.

9. Issue senior securities.

10. Purchase any securities which would cause 25% or more of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, except for the Alternative Energy industry, and provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities and repurchase agreements involving such securities.

Except for fundamental investment restriction number (1) above, when computing compliance with the percentage restrictions, changes in the values of the Fund’s assets due to market action, which cause such value to be in excess of percentage limitations stated above, will not be considered violations of these restrictions.

Non-Fundamental Investment Restrictions. The Fund has adopted the following additional non-fundamental investment restrictions. These non-fundamental restrictions may be changed without shareholder approval, in compliance with applicable law.

Except as noted, the Fund may not:

1. Pledge, mortgage or hypothecate assets except to secure borrowings permitted by the Fund’s fundamental limitation on borrowing; provided that, such pledging, mortgaging or hypothecation does not exceed 10% of the Fund’s total assets.

2. Buy securities of any company (including its predecessors or controlling persons) that has not been in the business for at least three continuous years if such investment at the time of purchase would cause more than ten percent (10%) of the total assets of the Fund (at market value) to be invested in securities of such companies.

3. Purchase securities of any other investment company, except as part of a merger, consolidation or other reorganization, or where otherwise permitted by the 1940 Act.

4. Participate, on a joint or joint and several basis, in any trading account in securities.

5. Invest more than 15% of its total net assets in securities that may be considered illiquid, by virtue of the absence of a readily available market, legal or contractual restrictions on resale, longer maturities, or other factors limiting the marketability of the security. Generally, an illiquid security is any security that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the security. This policy does not apply to the acquisition of restricted securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933 or commercial paper issued privately under Section 4(2) of that act, when such investments are considered to be liquid by the Fund’s investment advisor.

6. Engage in arbitrage or trade for the control or management of another company.

Temporary Defensive Position. For temporary defensive purposes – which may include a lack of adequate purchase candidates or an unfavorable market environment – the Fund may invest up to 100% of its assets in cash or other short-term investments. The short-term investments that the Fund may invest in are: U.S. Treasury Bills, mutual funds investing in obligations of the U.S. Government, its agencies or instrumentalities (e.g., U.S. Government Securities and U.S. Treasury Bills); money market mutual funds and bank obligations such as certificates of deposit, bankers acceptances and time deposits issued by U.S. banks or savings institutions having total assets at the time of purchase in excess of $1 billion. To the extent such temporary defensive investments are made, the Fund may be unable to achieve its investment objective.

Portfolio Turnover. Portfolio turnover was 4.09% and 5.94% for fiscal years ended 2025 and 2024, respectively. There has been no significant variation to the Fund’s portfolio turnover rates over the two most recently completed fiscal years ended December 31, 2025, nor is there any anticipated variation in the portfolio turnover rates from that reported for the last fiscal year in the Fund’s financial highlights table.

Disclosure of Portfolio Holdings. The Fund’s investment advisor, Accrued Equities, Inc. (“Accrued Equities” or the “Advisor”) is always aware of the Fund’s portfolio holdings, as are those who provide the Fund’s custodian and accounting/pricing services. The brokers the Fund uses to execute purchases or sales of portfolio holdings are aware of the trades they execute and are aware of many of the companies the Fund follows and in which the portfolio managers are interested. The Fund, Advisor and each of the outside entities (and their personnel) are required and expected to keep knowledge of the Fund’s holdings confidential. The Trust’s Trustees who are not “interested persons” as that term is defined in section 2(a)(19) of the 1940 Act are not informed of daily portfolio transactions.

The Fund prepares a list of its holdings shortly after the end of each quarter. This quarterly list of portfolio holdings is made available to shareholders or prospective investors and to entities which report on fund holdings such as Morningstar and Lipper Analytical. To the extent convenient, based on the time and cost, the quarterly list of holdings is placed on the Fund’s website. The Fund’s portfolio holdings are also included in the Fund’s annual and semi-annual financial reports, which are filed with the SEC on Form N-CSR within 70 days after December 31 and June 30, as well as on the Fund’s Form N-PORT, which is filed with the SEC within 60 days after the last day of the month. There are no arrangements to provide portfolio holdings to anyone for compensation or other consideration. Semi-Annual and Annual Reports are distributed to Fund shareholders. Holdings reports filed with the SEC on Form N-PORT are not distributed to Fund shareholders, but are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov.

The listing of the portfolio holdings is available first to the Advisor’s staff and Chief Compliance Officer. The authority to establish policies with respect to disclosure of Fund holdings resides with the Trust’s Board of Trustees. With respect to the disclosure of portfolio holdings, since the Fund is the only client of the Advisor, and the portfolio managers are also members of the Trust’s Board of Trustees, there are no conflicts of interest between the Fund’s shareholders and the staff of the Advisor.

Website. The Fund may periodically disclose its holdings on its website: www.newalternativesfund.com.

MANAGEMENT OF THE TRUST

Trustees and Officers

The Predecessor Company was a New York corporation governed by a Board of Directors. With the exception of Steven A. Yadegari, a Trustee of the Trust appointed in 2025, the Board of Directors of the Predecessor Company was identical to the Trust’s current Board of Trustees. Information pertaining to the Trustees and Officers of the Trust is provided in the table below. Certain information on the Trustees includes information on such Trustee’s service on the Board of Directors of the Predecessor Company. The mailing address for the Trustees and Officers of the Trust is c/o New Alternatives Fund, 150 Broadhollow Road, Suite PH2, Melville, New York 11747.

Name and Year of Birth	Position(s) Held With the Trust	Terms of Office And Length of Time Served[1]	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Trust Complex To be Overseen by Trustee[2]	All Directorships Held by Trustee During the Past Five Years[3]
Interested Trustees:
David J. Schoenwald* 1949	Founder, Trustee, and Chairperson of the Board	Founder, Trustee, 1982 to present; Chairperson of the Board, 2008 to present; formerly, President and Treasurer, 1982 - 2025	President, Treasurer and Portfolio Manager, Accrued Equities, Inc.**	1	None
Murray D. Rosenblith* 1951	Trustee, President and Chief Executive Officer	Trustee, 2003 to present; President and Chief Executive Officer, 2025 to present; formerly, Vice President, 2018 to 2025; formerly, Secretary, 2012 to 2025; formerly, Assistant Secretary, 2009 to 2012.	Vice President and Portfolio Manager (2008 to present), Chief Compliance Officer (2025 to present), Assistant Compliance Officer (2010 to 2025), and employee, Accrued Equities, Inc.** (2008 to present)	1	None

[1]	Each Trustee holds office until the next meeting of shareholders for the election of Trustees and until his or her successor has been elected and qualified, except in the event of his or her death, resignation or removal. Officers are appointed on an annual basis and serve at the pleasure of the Trustees.
[2]	Currently, there is only one portfolio and no fund complex.
[3]	Includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (i.e., “public companies”), or other investment companies registered under the 1940 Act.
*	“Interested person,” as defined in section 2(a)(19) of the 1940 Act. David J. Schoenwald is the majority shareholder and President of the Advisor. Murray D. Rosenblith is considered an “interested person” as a result of his employment with, and ownership interest in, the Advisor.
**	David J. Schoenwald and Murray D. Rosenblith have no present enterprise, employment, position or commercial investment activity except for their positions with the Advisor, which is also the Fund’s Sub-Distributor. At the present time, the Advisor provides services only to the Fund.

Name and Year of Birth	Position(s) Held With the Trust	Terms of Office And Length of Time Served[1]	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Trust Complex To be Overseen by Trustee[2]	All Directorships Held by Trustee During the Past Five Years[3]
Independent Trustees:
Sharon Reier 1946	Trustee and Vice-Chairperson of the Board	Trustee, 1982 to present; Vice-Chairperson, 2008 to present.	Retired; prior thereto freelance financial journalist; Contributor to the International Herald Tribune (1995 to 2011); former contributor to Business Week International; former regional editor, Financial World; former editor, Boardroom Reports; former contributing editor, Institutional Investor; former staff, Forbes and American Banker	1	None
Susan Hickey 1952	Trustee, Audit Committee Member and Audit Committee Chairperson	Trustee and Audit Committee Member, 2005 to present; Audit Committee Chairperson, 2014 to present.	Self-Employed Tax Preparer (1983 to present); prior thereto, Accounting Software Developer, Accountants World, LLC (until 2016); Member of National Association of Enrolled Agents and New York Society of Independent Accountants; Former IRS Tax Return Auditor; BA International Affairs, Stonehill College, North Easton, MA	1	None

Name and Year of Birth	Position(s) Held With the Trust	Terms of Office And Length of Time Served[1]	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Trust Complex To be Overseen by Trustee[2]	All Directorships Held by Trustee During the Past Five Years[3]
Jonathan D. Beard 1948	Trustee and Audit Committee Member	Trustee, 2005 to present; Audit Committee Member, 2014 to present.	Retired; prior thereto, self- employed freelance journalist for various American and European Science Magazines; Lifetime Member, Sierra Club and New York- New Jersey Trails Conference; Graduate of Columbia University 1970	1	None
Jeffrey E. Perlman 1979	Trustee and Audit Committee Member	Trustee, 2009 to present; Audit Committee Member, 2014 to present.	Founder, Bright Power, a company advancing clean, cost-effective energy solutions (2004 to present); formerly, President of Bright Power (2004 to 2023); Clarinetist/ Saxophonist, Romashka and various Klezmer music ensembles (1996 to present); formerly, Consultant, Capital E, a renewable energy consulting and investment services company (2002 to 2005)	1	None

Name and Year of Birth	Position(s) Held With the Trust	Terms of Office And Length of Time Served[1]	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Trust Complex To be Overseen by Trustee[2]	All Directorships Held by Trustee During the Past Five Years[3]
Steven A. Yadegari 1973	Trustee	Trustee, 2025 to present.	Founder, FiSolve, LLC (2021 to present), a firm that provides outsourced operations, legal and compliance services to firms in the financial services industry; formerly, Chief Operating Officer, General Counsel and Chief Compliance Officer, Cramer Rosenthal McGlynn (2005 to 2021), a registered investment adviser; Chief Legal Officer and Chief Compliance Officer (2005 -2021), an open-end registered investment company	1	None

Officers of the Trust who are not Trustees

Name and Year of Birth	Position(s) Held With the Trust	Terms of Office And Length of Time Served	Principal Occupation(s) During the Past Five Years
Joseph A. Don Angelo 1948	Chief Compliance Officer	2007 to present.	Certified Public Accountant and Owner, Don Angelo and Associates, CPAs P.C. (1984 to present).
Kathleen Don Angelo 1991	Vice President, Secretary and Treasurer	2025 to present.	Portfolio Manager (2022 to present), Secretary (2023 to present) and employee (2020 to present) of Accrued Equities, Inc.

Leadership Structure and Board of Trustees

The overall business and affairs of the Trust are governed by the Board of Trustees, which is responsible for protecting the interests of shareholders. The Trustees are experienced business persons who meet throughout the year to oversee the Trust’s activities, review contractual arrangements with companies that provide services to the Fund and review performance. The day-to-day operations of the Fund are delegated to its Officers, subject to the general supervision of the Board. The Officers of the Trust are also employed by the Fund’s Advisor. Like most mutual funds, the day-to-day business of the Fund is performed by third party service providers, such as the Advisor, Distributor, Administrator, Fund Accounting Agent, Transfer Agent and Custodian.

With respect to the composition of the Board, there are currently seven members, five of whom are not “interested persons” of the Trust, as that term is defined in the 1940 Act (the “Independent Trustees”); thus, 71% of the Board is presently independent. The Trustees have concluded that a seven member Board is an appropriate size based upon the size and non-complexity of the Trust and its sole Fund. The Trust consists of a single, stand-alone fund and is not a part of some bigger complex or family of funds.

The Chairperson of the Board, David J. Schoenwald, is an “interested person” of the Trust, as that term is defined in the 1940 Act. In 2008, the Board did consider whether or not the Chairperson should be an Independent Trustee but decided that David J. Schoenwald was the appropriate choice based upon his significant investment industry experience, including his direct investment experience in the area of the Fund’s special interest. The Trust does believe it is important to maintain a lead Independent Trustee who can be the voice of the other Independent Trustees and the primary contact for Trust management. Accordingly, the Trust does have a lead Independent Trustee, Sharon Reier, who is the Vice Chairperson of the Board.

The entire Board annually performs a self-assessment on its overall effectiveness, including a review of its committee structure. In determining whether an individual is qualified to serve as a Trustee of the Trust, the Board considers a wide variety of information about the Trustee, and multiple factors contribute to the Board’s decision. Each current Trustee has been determined to have the experience, skills, and attributes necessary to serve the Trust and its shareholders because each Trustee has demonstrated an exceptional ability to consider complex business and financial matters, evaluated the relative importance and priority of issues, made decisions, and contributed effectively to the deliberations of the Board.

The interested Trustees consist of two persons, each of whom is affiliated with the Fund’s Advisor. David J. Schoenwald is the Chairperson of the Board and has served as a Trustee (or Director) since the Predecessor Company’s founding in 1982. Mr. Schoenwald is the President, Treasurer and a Portfolio Manager of Accrued Equities, Inc., the Fund’s investment adviser. Mr. Schoenwald has an extensive background in the practice of law, and in managing an investment advisory firm and registered broker-dealer. Murray D. Rosenblith has been a Trustee of the Predecessor Company and the Trust since 2003 and has been employed by the Advisor since 2008. Mr. Rosenblith was appointed President of the Trust in March 2025. From 2003 until 2008, Mr. Rosenblith was an Independent Director of the Predecessor Company. From 2006 until 2008, Mr. Rosenblith served as a member of the Predecessor Company’s Audit Committee. Mr. Rosenblith has several securities licenses and is a Vice President and registered principal of Accrued Equities, Inc., which is also the Trust’s Sub-Distributor. Mr. Rosenblith was formerly the Executive Director of an organization concerned with the exploration of the link between non-violence and social change, which the Board felt would contribute to the Fund’s commitment to social concerns. His prior duties also included managing assets and investments for the organization. Mr. Rosenblith also was the founder and principal investment manager for the endowment of an affiliated organization and a 20-year member of the U.S. Social Investment Forum.

The Independent Trustees consist of five persons. Each of the five Independent Trustees has a professional background, an interest in the environment and Alternative Energy, and a commitment to social concerns. The Board as a whole has concluded that each of the Independent Trustees should serve as a Trustee based on their own experience, qualifications, attributes and skills as described below. Sharon Reier, an Independent Director of the Predecessor Company since its founding in 1982, is also the Vice Chairperson of the Board and lead Independent Trustee. Ms. Reier was formerly an award-winning financial journalist specializing in international business and investment, and corporate governance. Ms. Reier has written multitudes of articles on these subjects for the Paris-based International Herald Tribune and Financial World Magazine over the past 20 years. Ms. Reier wrote a column on international currency management in the 1980’s for Institutional Investor Magazine. She is also a former European Bureau Chief for Financial World Magazine; former executive editor for Bottom Line/Personal; former reporter for Forbes Magazine; and former assistant international editor for the American Banker. Susan Hickey, an Independent Director of the Predecessor Company since 2005 and the Audit Committee Chairperson since 2014, was, until 2016, an Accounting Software Developer and a former IRS Tax Return Auditor. Jonathan D. Beard, an Independent Director of the Predecessor Company and an Audit Committee Member since 2014, was formerly a self-employed Freelance Journalist for various American and European Science Magazines. Mr. Beard is also a lifetime member of the Sierra Club and New York-New Jersey Trails Conference. Jeffrey E. Perlman, an Independent Director of the Predecessor Company since 2009 and an Audit Committee Member since 2014, is the Founder of Bright Power, a company advancing clean, cost-effective energy solutions. From 2004 until 2023, Mr. Perlman was the President of Bright Power. Mr. Perlman was formerly a Consultant with Capital E, a renewable energy consulting and investment services company. Steven A. Yadegari, was appointed an Independent Trustee of the Trust effective April 30, 2025. Mr. Yadegari is the founder of FiSolve, LLC, since 2021, a firm that provides outsourced operations, legal and compliance services to firms in the financial services industry. Mr. Yadegari was formerly, Chief Operating Officer, General Counsel and Chief Compliance Officer, of Cramer Rosenthal McGlynn from 2005 to 2021, a registered investment adviser. He was also the Chief Legal Officer and Chief Compliance Officer from 2005 to 2021, of an open-end registered investment company.

Board Meetings and Risk Oversight

The Independent Trustees annually review the number of Board meetings and committee meetings held, as well as the substance of those meetings. In general, the Board meets quarterly. If necessary, additional meetings are scheduled both in-person and via telephone conference call. The Independent Trustees are always willing to make themselves available to Trust management and vice versa. Ms. Reier serves as a lead Independent Trustee and maintains an open line of communication with Trust management. Ms. Hickey, as Chairperson of the Audit Committee, maintains an open line of communication with the Trust’s Independent Registered Public Accounting Firm. In addition, the Board has access to counsel for the Trust and the Independent Trustees, for consultation concerning any issues that may occur during or between regularly scheduled Board meetings.

The leadership structure currently in place is critical to the Trust, and to the investors, to maintain a fair and balanced approach to overseeing the Fund. The Trust consists of a single, stand-alone fund and is not a part of some bigger complex or family of funds. The Trustees, Officers and Chief Compliance Officer serve only this Fund. The Board has determined that the current leadership structure is most appropriate based upon the size and non-complexity of the Fund and its ability to provide greater transparency for investors as to how the Board functions. The Trustees have further concluded that the background, professional experience and qualifications of the entire Board has served to enhance its risk oversight capabilities with respect to the Trust’s activities.

The Board has approved contracts under which certain companies provide essential management services to the Fund. Like most mutual funds, the day-to-day business of the Fund, including the management of risk, is performed by third party service providers, such as the Advisor, Distributor, Administrator, Fund Accounting Agent, Transfer Agent and Custodian. The Board is responsible for overseeing the Fund’s service providers and, thus, has oversight responsibility with respect to risk management performed by those service providers. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Fund. The Fund and its service providers employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Fund’s business (e.g., the Advisor is responsible for the day-to-day management of the Fund’s portfolio investments) and, consequently, for managing the risks associated with that business. The Board has emphasized to the Fund’s service providers the importance of maintaining vigorous risk management.

The Board is confident in the risk oversight process that has been established by Trust management. On an annual basis, the Chief Compliance Officer of the Trust, who serves at the pleasure of the Board, presents written annual reports on the Fund’s and its service providers’ Compliance Programs pursuant to Rule 38(a)-1 of the 1940 Act, for review and approval. The purpose of the annual reviews is to consider any changes in the Fund’s activities, any material compliance matters that have occurred in the past year and any new regulatory requirements or developments. Appropriate revisions of the Trust’s policies or procedures are made and reviewed to help ensure that the policies and procedures are adequate and effective to ensure compliance with applicable federal securities laws and regulations. The annual reviews are considered by the Board in conjunction with the Board’s risk oversight process.

Board of Trustees and Committees

The Board of Trustees has established an Audit Committee and Nominating Committee. The Trust does not have a standing Compensation Committee. Considerations pertaining to compensation are discussed among the entire Board during regularly scheduled meetings, when applicable. Based upon the size of the Trust, it has been determined that the current committee structure is sufficient. The full Board met four times during the fiscal year ended December 31, 2025.

Audit Committee. The Audit Committee members are Mr. Beard, Ms. Hickey and Mr. Perlman. Since 2014, Ms. Hickey has been the Audit Committee Chairperson and has been designated as an Audit Committee Financial Expert as defined by Form N-CSR and disclosed under Section 407 of the Sarbanes-Oxley Act of 2002. The Audit Committee generally oversees the Fund’s accounting and financial reporting process and operates pursuant to its adopted Audit Committee Charter. Among its responsibilities, the Audit Committee annually determines the engagement and compensation of the Fund’s Independent Registered Public Accounting Firm, reviews and approves the audit and non-audit services performed by the Independent Registered Public Accounting Firm, evaluates the adequacy of the Fund’s internal financial and disclosure controls, oversees the audit process and reviews with the Independent Registered Public Accounting Firm the scope and results of the audit of the Fund’s financial statements. The Audit Committee meets at least once each year with the Independent Registered Public Accounting Firm. The Audit Committee held one meeting during the fiscal year ended December 31, 2025.

Nominating Committee. The Nominating Committee is primarily responsible for the identification and recommendation of individuals for Board membership. The current members of the Nominating Committee are the five Independent Trustees. The Nominating Committee has not established a formal charter. Currently, the Nominating Committee does not have a specific diversity policy for identifying nominees for Trustee; however, the Nominating Committee seeks to nominate qualified candidates to serve as Trustee. When evaluating individuals for recommendation for Board membership, the Nominating Committee may consider, among other things, the candidate’s knowledge of the mutual fund industry, educational background and experience and the extent to which such experience and background would complement the Board’s existing mix of skills and qualifications. The Nominating Committee also considers the candidate’s reputation for high ethical standards and the ability to contribute to ongoing functions of the Board, including the candidate’s ability and commitment to attend board meetings and work collaboratively with other members of the Board. A candidate’s interest in the environment and Alternative Energy will also be considered. The Board of Trustees has not established formal policies with respect to shareholder nominations to the Board of Trustees. Recommendations for consideration by the Independent Trustees should be sent to the Secretary of the Trust in writing together with the appropriate biographical information concerning each such proposed nominee; submissions must be received by the Secretary at the principal executive office of the Trust. The Nominating Committee meets as necessary. The Nominating Committee did not meet during the fiscal year ended December 31, 2025. Prior to 2014, the Nominating Committee met no less frequently than annually in connection with the Predecessor Company’s annual meeting of shareholders. Since 2014, the Trust is no longer required to hold annual meetings of its shareholders and only meets as necessary.

Trustee Compensation

The Trust’s Trustees who are “interested persons” as that term is defined in section 2(a)(19) of the 1940 Act (“Interested Trustees”) do not receive compensation from the Trust for their services. Interested Trustees of the Trust are paid for their services by the Advisor.

The following Trustee fee schedule became effective September 18, 2025. Each Independent Trustee receives an annual fee of $14,000 for their services as Independent Trustee of the Trust. As Vice-Chairperson of the Trust, Ms. Reier receives an additional fee of $2,500. Each member of the Audit Committee receives an additional $1,000 annual fee and Ms. Hickey, the Audit Committee Chairperson, receives an additional annual fee of $500. The Independent Trustees also receive reimbursement of “coach” travel expenses to attend Board Meetings.

The table below shows, for each Independent Trustee entitled to receive compensation from the Trust, the compensation earned from the Trust for the fiscal year ended December 31, 2025.

Independent Trustee	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of the Trust’s Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Trust
Jonathan D. Beard	$9,500	0	0	$9,500
Susan Hickey	$10,000	0	0	$10,000
Jeffrey E. Perlman	$9,500	0	0	$9,500
Sharon Reier	$10,000	0	0	$10,000
Steven A. Yadegari[1]	$2,250	$0	$0	$2,250

[1]	Mr. Yadegari did not become a Trustee until April 30, 2025.

Trustee Ownership of Fund Shares

The following table shows the dollar range of equity securities beneficially owned in the Fund by each Trustee as of December 31, 2025.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Funds Overseen by the Trustee
Jonathan D. Beard	$10,001-$50,000	$10,001-$50,000
Susan Hickey	$10,001-$50,000	$10,001-$50,000
Jeffrey E. Perlman	$10,001-$50,000	$10,001-$50,000
Sharon Reier	$10,001-$50,000	$10,001-$50,000
Murray D. Rosenblith	Over $100,000	Over $100,000
David J. Schoenwald	Over $100,000	Over $100,000
Steven A. Yadegari	$1-$10,000	$1-$10,000

As of December 31, 2025, none of the Trustees, other than David Schoenwald and Murray Rosenblith, nor any of their immediate family members, owned beneficially or of record, any securities in the Advisor, or any securities in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Advisor. In addition, as of December 31, 2025, none of the Trustees, nor any of their immediate family members, owned beneficially or of record, any securities in the Fund’s principal underwriter, or any securities in a person directly or indirectly controlling, controlled by or under common control with the Fund’s principal underwriter.

CODE OF ETHICS

The Trust and Accrued Equities (the Advisor and Sub-Distributor of the Fund) have adopted a joint Code of Ethics pursuant to Rule 17j-1 under 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940 (the “Advisers Act”). This Code of Ethics applies to the personal investing activities of directors, trustees, officers and certain employees (“access persons”) of the Trust, the Fund and the Advisor. Rule 17j-1 and the Code of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under the Code of Ethics, access persons are permitted to engage in personal securities transactions but may not invest in securities that may be held by the Fund or are being considered for purchase by the Fund, and are required to report their personal securities transactions for monitoring purposes. In addition, the Fund’s portfolio managers and members of their immediate family are prohibited from purchasing securities issued in an initial public or limited offering, unless such acquisition is approved by the Chief Compliance Officer. A copy of the Code of Ethics is on file with the SEC and is available to the public at www.sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As defined in the 1940 Act, control persons are presumed to control the Fund for purposes of voting on matters submitted to a vote of shareholders due to, among other determinants, their beneficial ownership of 25% or more of the outstanding voting securities of the Fund. To the Trust’s knowledge, as of April 17, 2026 there were no control persons.

As defined in the 1940 Act, principal holders own of record or beneficially 5% or more of any class of shares of the Fund’s outstanding voting securities. As of April 17, 2026, the following persons owned beneficially more than 5% of the outstanding voting shares of any class of shares of the Fund:

	Shareholder	# of Shares	Class of Shares	% of Fund
1	CHARLES SCHWAB & CO INC. SPECIAL CUSTODY ACCOUNT FOR THE BENEFIT OF CUSTOMERS 101 Montgomery Street San Francisco, CA 94104	681,098.778	Class A	19.65%
2	KENNETH D PETERSON & BONNIE J/PETERSON TTEES THE K&B PETERSON FAMILY TRUST U/A DTD 07/08/1994 10155 SW Jurgens Lane Tualatin, OR 97062	16,220.878	Investor Shares	8.03%

As of April 1, 2026, Trustees and Officers as a group owned beneficially less than 1% of the outstanding Class A Shares of the Fund. As of April 1, 2026, the Trustees and Officers as a group owned beneficially less than 1% of the outstanding Investor Shares of the Fund.

INVESTMENT ADVISOR AND OTHER SERVICES

Investment Advisor

The Advisor is Accrued Equities, Inc. The Advisor, located at 150 Broadhollow Road, Suite PH2, Melville NY 11747, is an SEC registered investment advisor and broker-dealer organized as a New York corporation in 1954. The Advisor has been registered with the SEC since 1980 and has served as the investment advisor to the Fund (and the Predecessor Company) since its inception in 1982. As of the date of this SAI, the Fund is the Advisor’s only client. The Advisor can be reached at (631) 423-7373.

The majority owner, Portfolio Manager, President and Treasurer of the Advisor is David J. Schoenwald. He is also serving as a Trustee and Chairperson of the Board of the Trust.

Murray D. Rosenblith is a minority owner, Portfolio Manager, Vice President and Chief Compliance Officer with the Advisor. He is also serving as a Trustee, President, and Chief Executive Officer of the Trust.

The Advisor serves as the Fund’s investment advisor pursuant to the terms of an investment management agreement (the “Investment Management Agreement”). The Fund pays the Advisor an annual management fee of 1.00% of the first $25 million of average daily net assets; 0.50% of the next $475 million of average daily net assets; and 0.40% of average daily net assets more than $500 million. The fee is accrued daily and paid monthly.

For the fiscal years ended December 31, 2023, 2024, and 2025, the amounts of the investment advisory fees earned by the Advisor were $1,924,188, $1,550,827, and $1,426,773, respectively.

In addition to the investment advisory fee, the Fund pays other operating expenses including, among others, taxes, brokerage commissions, fees of Trustees who are not affiliated with the Advisor, securities registration fees, charges for custodians, regulatory administration services and transfer agent services, blue sky filing fees, dividend disbursing and reinvestment expenses, auditing and legal expenses, the fees for filing and printing prospectuses sent to existing shareholders and the fees for filing and printing shareholder reports. The cost of printing prospectuses for distribution to prospective investors is paid for by Accrued Equities in its capacity as a broker-dealer and the Sub-Distributor of the Fund.

The Advisor, at the expense of the Fund, may lease office space and provide office furnishings, facilities and equipment as may be reasonably required for managing and administering the operations of the Fund. Other Fund expenses include supplies and customary clerical and professional services.

The Investment Management Agreement must be approved each year by (a) a vote of the Board of Trustees of the Trust, or (b) a vote of the shareholders, and in either case, by a majority of the Independent Trustees. Any changes in the terms of the Investment Management Agreement must be approved by the shareholders. The Investment Management Agreement automatically terminates upon its assignment. In addition, the Investment Management Agreement is terminable at any time without penalty by the Board of Trustees of the Trust or by a vote of the holders of a majority of the Trust’s outstanding shares (as defined in this SAI) on sixty (60) days’ notice to the Advisor and by the Advisor on sixty (60) days’ notice to the Trust.

Portfolio Managers. David J. Schoenwald, Murray D. Rosenblith and Kathleen Don Angelo serve as portfolio managers. Compensation for David J. Schoenwald consists of a salary. In addition, David J. Schoenwald is the principal owner of the Advisor and benefits from any profits of the Advisor. Compensation from the Advisor for Mr. Rosenblith and Ms. Don Angelo generally consists of a fixed salary. Mr. Rosenblith and Ms. Don Angelo are eligible for a bonus. The amount of any such bonus is discretionary and is not based on any factors such as pre- or after-tax performance of the Fund, nor is it based upon the value of the assets held in the Fund’s portfolio. In addition, Mr. Rosenblith is a minority owner of the Advisor and benefits from any profits of the Advisor. As of the date of this SAI, David J. Schoenwald, Murray D. Rosenblith and Kathleen Don Angelo do not manage the portfolios of any other accounts, including any other registered investment companies, pooled investment vehicles or other accounts. As of the date of this SAI, the portfolio managers only manage the assets of the Fund.

Ownership of Securities – December 31, 2025

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned
David J. Schoenwald	Over $1,000,000
Murray D. Rosenblith	$100,001-$500,000
Kathleen Don Angelo	$1-$10,000

Principal Underwriter and Sub-Distributor

Foreside Funds Distributors LLC, a wholly owned subsidiary of Foreside Financial Group, LLC dba ACA Group (the “Underwriter”), located at Three Canal Plaza, Suite 100, Portland, Maine 04101, is the principal underwriter of the Fund’s shares. The Underwriter serves as the principal underwriter pursuant to an Underwriting Agreement for the limited purpose of acting as a statutory underwriter to facilitate the distribution of the Fund’s shares. Shares of the Fund will be offered on a continuous basis. The Underwriter has entered into a Sub-Distribution Agreement with Accrued Equities whereby Accrued Equities serves as an underwriter (but not a principal underwriter) of the shares of the Fund.

The current Underwriting Agreement is dated September 30, 2021. The Underwriting Agreement had an initial term until March 31, 2022, and now continues in effect for periods not exceeding one year if approved at least annually by (i) the Board of Trustees or the vote of a majority of the outstanding shares of the Fund (as defined in the 1940 Act) and (ii) a majority of the Independent Trustees, in each case cast in person at a meeting called for the purpose of voting on such agreement. The Underwriting Agreement may be terminated without penalty by the parties thereto upon 60 days’ written notice, and it is automatically terminated in the event of its assignment as defined in the 1940 Act.

The Advisor, and not the Fund, compensates the Underwriter for certain distribution-related services.

For the fiscal year ended December 31, 2025, the aggregate underwriter concessions on all sales of Class A Shares of the Fund was $8,100, and the amounts received by Accrued Equities and the Underwriter were $1,086 and $7,014, respectively. For the fiscal year ended December 31, 2024, the aggregate underwriter concessions on all sales of Class A Shares of the Fund was $6,649, and the amounts received by Accrued Equities and the Underwriter were $4,433 and $2,216, respectively. For the fiscal year ended December 31, 2023, the aggregate underwriter concessions on all sales of Class A Shares of the Fund was $18,139, and the amounts received by Accrued Equities and the Underwriter were $12,093 and $6,046, respectively.

The Underwriter and Accrued Equities may also receive sales commissions for the sale of Class A Shares of the Fund. For the fiscal year ended December 31, 2025, Accrued Equities and the Underwriter received $3,885 and $20,379 in sales commission, respectively, for the sale of Class A Shares of the Fund. The Underwriter and Accrued Equities may also receive sales commissions for the sale of Class A Shares of the Fund. For the fiscal year ended December 31, 2024, Accrued Equities and the Underwriter received $9,032 and $2,066 in sales commission, respectively, for the sale of Class A Shares of the Fund. For the fiscal year ended December 31, 2023, Accrued Equities and the Underwriter received $16,066 and $4,721 in sales commission, respectively, for the sale of Class A Shares of the Fund.

Underwriter concessions and sales commissions received by the Underwriter on the sales of Class A Shares are set aside by the Underwriter and used solely for distribution-related expenses for Class A Shares of the Fund.

Distribution Plan

The Fund has adopted a distribution plan (the “Rule 12b-1 Plan”) for its Investor Shares. The Rule 12b-1 Plan was adopted in accordance with the requirements of Rule 12b-1 under the 1940 Act. The Rule 12b-1 Plan provides that the Fund will pay a fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Investor Shares to finance certain activities primarily intended to sell such Investor Shares.

The Rule 12b-1 Plan provides that the Fund will pay an entity, such as Accrued Equities, the Underwriter and/or any registered securities dealer, financial institution or any other person (a “Recipient”), a fee in connection with the promotion and distribution of the Fund’s Investor Shares or the provision of personal services to Investor shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Investor shareholders, the printing and mailing of sales literature, and servicing Investor shareholder accounts (“12b-1 Expenses”). The Fund, Accrued Equities and/or the Underwriter may pay all or a portion of these 12b-1 fees to any Recipient who renders assistance in distributing or promoting the sale of shares, or who provides certain shareholder services, pursuant to a written agreement.

The Rule 12b-1 Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 Expenses actually incurred. It is anticipated that the Rule 12b-1 Plan will benefit the applicable Investor shareholders because an effective sales program typically is necessary in order for the Fund to reach and maintain a sufficient size to achieve efficiently its investment objectives and to realize economies of scale.

Among other things, the Rule 12b-1 Plan provides that: (1) the Underwriter shall be required to submit quarterly reports to the Board of Trustees regarding all amounts expended under the Rule 12b-1 Plan and the purposes for which such 12b-1 Expenses were made, including commissions, advertising, printing, interest, carrying charges and any allocated overhead expenses; (2) the Rule 12b-1 Plan will continue in effect only so long as it is approved at least annually, and any material amendment thereto is approved, by the Board of Trustees, including a majority of those Trustees who are not “interested persons” (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan or any agreements related to the Rule 12b-1 Plan, acting in person at a meeting called for said purpose; (3) the aggregate amount to be spent by the Fund on the distribution of the Fund’s Investor Shares under the Rule 12b-1 Plan shall not be materially increased without shareholder approval; and (4) while the Rule 12b-1 Plan remains in effect, the selection and nomination of the Trust’s Independent Trustees shall be committed to the discretion of such Independent Trustees.

Messrs. Rosenblith and Schoenwald may be deemed to have an interest in the operation of the Rule 12b-1 Plan because of their positions with Accrued Equities.

For the fiscal year ended December 31, 2025, the Investor Shares of the Fund accrued 12b-1 Fees of $37,024. The following lists the principal types of activities for which payments were or will be made and the amount of 12b-1 Expenses paid during the fiscal year ended December 31, 2025.

Type of 12b-1 Expense	Amount Paid for Fiscal Year Ended December 31, 2025
Advertising	$17,676
Printing and Mailing Prospectuses to other than current shareholders	$0
Compensation to Underwriter and/or Accrued Equities	$0
Compensation to selling dealers	$16,604
Compensation to Sales Personnel	$0
Interest, carrying or other finance charges	$0
Other	$2,744

Sub-Transfer Agent, Administrative, Sub-Accounting, and Other Shareholder Servicing Fees

The Fund and/or Accrued Equities may, from time-to-time, pay sub-transfer agent, administrative, sub-accounting, and other shareholder servicing fees (collectively “sub-transfer agent fees”) to financial intermediaries that provide shareholder and recordkeeping services (such as sub-transfer agency services) for investors whose shares are held in omnibus and/or networked accounts.

The Fund will only bear sub-transfer agent fees under certain situations. Class A Shares can bear sub-transfer agent fees in situations where the sub-transfer agent fees paid to the financial intermediaries are not being used to pay, directly or indirectly, for activities that are primarily intended to result in the sale or distribution of Class A Shares. The sub-transfer agency services performed are necessary and usual services for the operation of the Fund. The sub-transfer agency services aren’t duplicative of services already being provided and paid for by the Fund to another service provider. Investor Shares have a Rule 12b-1 Plan in place and may pay such fees out of its 12b-1 Plan.

Accrued Equities may, from time-to-time, enter into revenue sharing arrangements with financial intermediaries that provide sub-transfer agency services.

With respect to payments made by the Fund’s Class A Shares, management of the Fund will determine that no portion of the sub-transfer agent fees being paid to the financial intermediary for the sub-transfer agency services is actually a fee for distribution-related activities such as the sale of the Class A Shares or trailing commissions.

Other Services

Custodian. The Custodian of the Fund is Brown Brothers Harriman & Co. (“BBH”), located at 50 Post Office Square, Boston, MA 02110. The Fund’s cash and securities are maintained through BBH. BBH also serves as the Fund’s foreign custody manager pursuant to Rule 17f-5 under the 1940 Act and engages foreign sub-custodians to hold the Fund’s foreign securities. The Fund pays BBH pursuant to a regular schedule of charges based on a schedule agreed on from time to time by the Fund and BBH. BBH attends to the collection of proceeds of securities sold by the Fund, the collection of dividends on securities owned by the Fund, and disbursements for the cost of securities purchased by the Fund.

Transfer Agent and Dividend Paying Agent. Ultimus Fund Solutions, LLC (“Ultimus”), located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the Fund’s transfer agent (the “Transfer Agent”). In addition to maintaining shareholder records and processing shareholder transactions, the Transfer Agent assists the Fund in meeting provisions of the anti-money laundering regulations.

Administration and Accounting Services. Ultimus also serves as the Accounting Agent and Administrator to the Fund. Ultimus provides certain accounting and administrative services for the Fund including portfolio and general ledger accounting, daily valuation of all portfolio securities and net asset value calculation. Ultimus also keeps all books and records with respect to the Fund as it is required to maintain pursuant to Rule 31a-1 of the 1940 Act, monitors the Fund’s status as a regulated investment company under Sub-Chapter M of the Internal Revenue Code, calculates required tax distributions and assists in updating the Fund’s registration statement. The amount of administrative and accounting services fees paid by the Fund to Ultimus and the Fund’s prior Accounting Agent and Administrator for the last three fiscal years is as follows:

2023	2024	2025
$295,554	$274,083	$254,248

Independent Registered Public Accounting Firm. The accounting firm of Cohen & Company, Ltd., 1835 Market Street, Suite 310, Philadelphia, PA 19103, serves as the Fund’s independent registered public accounting firm.

Outside Legal Counsel. Troutman Pepper Locke LLP, 3000 Two Logan Square, Eighteenth and Arch Streets, Philadelphia, PA 19103, serves as legal counsel to the Trust and its Independent Trustees.

BROKERAGE, ALLOCATION AND OTHER PRACTICES

The primary consideration in all portfolio securities transactions is prompt and reliable execution of orders at the most favorable net price. During the past three years, the aggregate amount of brokerage commissions paid for purchases and sales of portfolio securities was $159,739, $123,603, and $49,646 in the fiscal years ended December 31, 2023, 2024, and 2025, respectively.

Accrued Equities is a registered broker-dealer, but it will not engage in brokerage of equity securities of the type which would be included in the Fund’s portfolio. No Officer or Trustee of the Trust or Accrued Equities is associated with any firm having an economic interest in general stock brokerage activities.

The choice of a broker will be made by the Advisor without benefit to any Trustee or controlling person. Allocation of brokerage transactions, including their frequency, will be made in the best judgment of the Advisor and in a manner deemed fair and reasonable to the shareholders, rather than by any formula. However, as long as the primary consideration is satisfied, the Advisor may give consideration in the selection of broker-dealers to the research provided (including analysis and reports concerning issuers, industries, securities, economic factors and trends) by such firms, and payment may be made of a fee higher than that charged by another broker-dealer if the Advisor deems such allocation of brokerage to be fair and reasonable to the shareholders.

The Fund does not have any holdings of securities of its regular broker-dealers as of December 31, 2025.

The Board of Trustees periodically reviews the Advisor’s performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Fund.

DESCRIPTION OF SHARES

The Trust’s Agreement and Declaration of Trust (the “Declaration of Trust”) authorizes the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest in the Trust and to classify or reclassify any unissued shares into one or more series of shares. Currently, the Board of Trustees has authorized the issuance of one series of shares, the Fund. The Declaration of Trust further authorizes the Board of Trustees to classify or reclassify any series of shares into one or more classes. Currently the Board of Trustees has authorized two classes: Investor Shares and Class A Shares. Shares of the Trust have no par value. The Board of Trustees has full power and authority, in its sole discretion, and without obtaining shareholder approval, to divide or combine the shares or any series or class thereof into a greater or lesser number, to classify or reclassify any issued shares or any series or class thereof into one or more series or classes of shares, and to take such other action with respect to the Trust’s shares as the Board of Trustees may deem desirable. Although the Declaration of Trust authorizes the Trustees without shareholder approval to cause the Trust to merge or to consolidate with any corporation, association, trust or other organization in order to change the form of organization and/or domicile of the Trust or to sell or exchange all or substantially all of the assets of the Trust, or any series or class thereof, in dissolution of the Trust, or any series or class thereof, such action would be subject to the superseding requirements of the 1940 Act or other applicable securities laws. The Declaration of Trust permits the termination of the Trust or of any series or class of the Trust by the Trustees without shareholder approval.

The Trust does not presently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. Upon the written request of shareholders owning at least 25% of the Trust’s shares, the Trust will call for a meeting of shareholders to consider the removal of one or more Trustees and other certain matters. To the extent required by law, the Trust will assist in shareholder communication in such matters.

Holders of shares in a series of the Trust will vote in the aggregate and not by class on all matters, except that each class has separate voting rights on certain matters that relate solely to that class or in which the interests of shareholders of one class differ from the interests of shareholders of another class. For example, only the holders of Investor Shares may vote on any matter with respect to the Investor Shares Rule 12b-1 Plan. Further, shareholders of each of the Trust’s series will vote in the aggregate and not by series except as otherwise required by law or when the Board of Trustees determines that the matter to be voted upon affects only the interests of the shareholders of a particular series or class. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of such Act or applicable state law, or otherwise, to the holders of the outstanding securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series affected by the matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless it is clear that the interests of each series in the matter are identical or that the matter does not affect any interest of the series. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a series only if approved by the holders of a majority of the outstanding voting securities of such series. However, the Rule also provides that the ratification of the selection of the independent registered public accounting firm, the approval of principal underwriting contracts, and the election of Trustees are not subject to the separate voting requirements and may be effectively acted upon by shareholders of the investment company voting without regard to series.

Notwithstanding any provision of Delaware law requiring a greater vote of shares of the Trust’s shares of beneficial interest (or of any class voting as a class) in connection with any Trust action, unless otherwise provided by law (for example by Rule 18f-2 discussed above) or by the Trust’s Declaration of Trust, the Trust may take or authorize such action upon the favorable vote of the holders of more than 50% of all of the outstanding shares of beneficial interest voting without regard to class (or portfolio).

DISTRIBUTIONS

Any dividends paid by the Fund from net investment income on its portfolio and any distributions of net realized capital gains will automatically be reinvested in whole or fractional shares of the Fund at net asset value on the reinvest date unless a shareowner makes a written request for payments in cash or selects the cash option on their application.

PURCHASE, REDEMPTION AND PRICING OF SHARES

How to Purchase Shares

If you have on-line access, shares of either class of the Fund may be purchased on-line via the Fund’s website at www.newalternativesfund.com. Click on the button labeled “Account Login” and follow the on-screen instructions. Shares of either class of the Fund may also be purchased by sending a completed and signed Application Form and check to New Alternatives Fund, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, OH 45246 or, for overnight mail services, New Alternatives Fund, c/o Ultimus Fund Solutions, LLC, 225 Pictoria Dr., Suite 450, Cincinnati, OH 45246. When purchasing shares, please indicate which class of shares (Investor Shares or Class A Shares) you wish to purchase. The Application Form is available on the Fund’s website at www.newalternativesfund.com. With respect to Class A Shares, sales charges are the same irrespective of where or through whom you purchase shares of the Fund. Social security numbers or tax identification numbers are required on the Application Form.

The Trust and the Advisor reserve the right to reject any purchase order for any reason, and reserve the right to redeem shares for any reasonable purposes, such as government requirements, or if the value of an account is less than $1,000 as a result of redemptions and not market fluctuations.

Qualified Investment Accounts. Shares of either class of the Fund may be purchased directly by existing retirement plans, which allow such investments. In addition, qualified individuals may establish (with any provider of such accounts) an Individual Retirement Account (“IRA”) or Roth IRA to be funded with shares of the Fund. The Trust has made arrangements with First National Bank of Omaha (“FNBO”) to act as Custodian for any IRAs thus created.

Automatic Investment Plan (“AIP”). Shareholders may purchase shares through an Automatic Investment Plan (“AIP”), which provides for regular, periodic purchases in accordance with the shareholder’s instructions and the transfer agent’s procedures. With the shareholder’s authorization, the transfer agent will process AIP purchases in the amount and frequency selected by the shareholder. There is no minimum investment amount required to participate in the AIP. Shareholders may change or terminate AIP instructions at any time by contacting the transfer agent. Only bank accounts maintained at U.S. financial institutions may be used. The Fund and/or the transfer agent may modify, suspend, or terminate the AIP at any time.

The Trust does not have any arrangements with any person to permit frequent purchases and redemptions of Fund shares or any agreements to maintain assets in the Fund.

Sales Load

Purchase orders for Class A Shares of the Fund that are received by the Transfer Agent in proper form (i.e., a completed application and the correct minimum investment) by the close of the New York Stock Exchange, on any day that the New York Stock Exchange (“NYSE”) is open for trading, will be purchased at the Fund’s next determined Net Asset Value (“NAV”) (plus any applicable sales charge). Orders for Class A Shares received after 4:00 p.m. Eastern Time will be purchased at the NAV (plus any applicable sales charge) determined on the following business day. The details of the sales charge are described below:

Purchase Amount	Sales Commission as a Percentage of Offering Price	Dealer Reallowance as a Percentage of Offering Price	Sales Commission as a Percentage of Net Amount Invested
Up to $24,999.99	3.50%	2.75%	3.56%
$25,000 to $99,999.99	2.50%	2.00%	2.56%
$100,000 to $249,999.99	2.00%	1.75%	1.75%
$250,000 to $999,999.99	1.00%	1.00%	1.00%
$1 million or more	None	None	None

Waiver of Sales Load. Certain categories of investors or institutions may invest in the Class A Shares of the Fund without paying a sales charge. These include current and retired Trustees, Officers and employees of the Trust or the Advisor and their families. Share ownership by Trustees increases their interest in the Fund’s well-being and may inspire shareholders as a result thereof.

Other categories of investors or institutions who may invest in Class A Shares without paying a sales charge are: registered representatives of brokers distributing the Fund’s shares who are purchasing for their own personal account and will not transfer their shares; Non-Profit or Charitable Organizations (as defined in Section 501 (c)(3) of the Internal Revenue Code) investing $25,000 or more; clients of an investment professional (e.g., investment advisors, financial planners, banks, trust departments, sponsors of “wrap-fee” programs, etc.) if the client is charged a fee by the investment professional for such portfolio management or brokerage services; and institutional retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in Sections 401(a), 401(k), 403(b), 457 or 408 of the Internal Revenue Code and “rabbi trusts.” Persons in the above categories must make their status as such known to the Transfer Agent at the time the account is opened by indicating such status on the account application.

How to Redeem Shares

Investor Shares are not subject to a sales charge but are subject to a 2.00% redemption fee imposed on any Investor Shares redeemed within sixty (60) days of their initial purchase. This redemption fee applies to all Investor shareholders and accounts. The redemption fee is equal to 2.00% of the redemption proceeds; however, no redemption fee is imposed on the redemption of Investor Shares representing reinvested dividends or capital gains distributions, or on amounts representing the capital appreciation of shares. In determining the amount of any redemption fee, the Investor Shares having been held the longest in the account are considered redeemed first. Redemption fees are retained by the Fund. This redemption fee is meant to prevent short-term trading in the Fund and to offset any transaction and other costs associated with short-term trading. For the fiscal year ended December 31, 2025, redemption fees of $1,540 were imposed on the redemption of Investor Shares.

There is no redemption charge for Class A Shares.

If you have on-line access, Fund shares may be redeemed on-line. Go to the Fund’s website at www.newalternativesfund.com, click on the button labeled “Account Login” and follow the on-screen instructions. Fund shares may also be redeemed upon tender of the written request of any shareholder, accompanied by surrender of share certificates, if issued. All certificates and/or requests for redemption tendered must be signed or endorsed by the shareholder or shareholders in whose name or names the shares are registered.

The Fund’s Transfer Agent may require a signature guarantee under the Medallion Signature Guarantee Program. Please consult the Prospectus regarding Medallion Signature Guarantee Requirements. Most financial institutions can provide this signature guarantee service for their customers. Financial institutions, including commercial banks, savings banks, securities brokers, savings and loan associations, and many credit unions offer this service. The signature guarantee requirement may be waived under certain circumstances at the discretion of the Trust.

Tender shall be made to New Alternatives Fund, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, OH 45246, or overnight mail to New Alternatives Fund, c/o Ultimus Fund Solutions, LLC, 225 Pictoria Dr., Suite 450, Cincinnati, OH 45246. The Transfer Agent’s phone number is toll free (800) 441-6580.

The redemption price will be the NAV of the Fund’s shares next computed after the tender is received in proper form by the Fund’s Transfer Agent. In the event your redemption of Investor Shares is subject to a redemption fee, such redemption fee will be imposed on the amount of the redemption that is subject to such redemption fee. Payment of the redemption price will be made by a check drawn and issued in the U.S. within seven (7) days after receipt of the written request and certificates as described above, or if payment for the purchase of the shares to be redeemed has not been cleared by that time, the mailing of the redemption check may be postponed until proceeds of any check for the purchase price of the shares has been collected. This may take up to 15 business days. If payment for shares are dishonored the Trust may cancel the purchase.

The Trust may suspend the right of redemption or postpone the date of payment for more than seven days during any period when (i) trading on the NYSE is restricted or the NYSE is closed for other than customary weekends and holidays, (ii) the SEC has by order permitted such suspension for the protection of the Fund’s shareholders, or (iii) an emergency exists making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable.

For further information, an interested person should call the Trust at (631) 423-7373 or (800) 423-8383.

How Net Asset Value and Offering Price is Determined

The Fund’s NAV is calculated once daily at the close of regular trading hours on the NYSE (generally 4:00 p.m. Eastern Time) on each day the NYSE is open. NAV per share is computed by adding the total value of the Fund’s investments and other assets attributable to the Fund’s Investor Shares or Class A Shares, subtracting any liabilities attributable to the applicable class, and then dividing by the total number of the applicable classes’ shares outstanding. Due to the fact that different expenses may be charged against shares of different classes of the Fund, the NAV of the various classes of the Fund may vary.

Securities held by the Fund are valued based on the official closing price or the last reported sale price on a national securities exchange where they are primarily traded or on the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system as of the close of business on the day the securities are being valued. That is normally 4:00 p.m. Eastern Time. If there were no sales on that day or the securities are traded on other over-the-counter markets, the mean of the last bid and asked prices prior to the market close is used. Short-term debt securities having a remaining maturity of 60 days or less are amortized based on their cost. Non-U.S. equity securities are valued based on their most recent closing market prices on their primary market and are translated from the local currency into U.S. dollars using current exchange rates on the day of valuation. The Fund may hold securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As such, the Fund’s NAV may change on days when shareholders will not be able to purchase or redeem Fund shares.

Securities that do not have a readily available current market value are valued in good faith by the Advisor as “valuation designee” under the oversight of the Fund’s Board of Trustees. The Advisor has adopted policies and procedures for valuing securities and other assets in circumstances where market quotes are not readily available. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the

Advisor. On a quarterly basis, the Advisor’s fair valuation determinations will be reviewed by the Board of Trustees. The Advisor’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to the Advisor’s procedures may not accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/asked information, broker quotes), including where events occur after the close of the relevant market, but prior to the close of the NYSE, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, an exchange or market on which a security trades do not open for trading for the entire day and no other market prices are available. This most commonly occurs with foreign securities, for example when the dates of U.S. and foreign stock market holidays differ, but may occur in other cases as well. Certain foreign securities are fair valued by utilizing an external pricing service in the event of any significant market movements between the time the Fund values such foreign securities and the earlier closing of foreign markets. The Fund does not invest in unlisted securities.

The Advisor as valuation designee will monitor for significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

The daily calculation of NAV is performed by Ultimus and Ultimus serves as Transfer Agent.

Offering Price. Investor Shares are sold at NAV. The price you pay for Class A Shares, the offering price, is based on the NAV per share, calculated once daily at the close of regular trading (currently 4:00 p.m. Eastern Time) each day the New York Stock Exchange is open, plus the applicable sales charge.

TAXATION OF THE FUND

The following summarizes certain material tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning. Therefore, the summary discussion that follows may not be considered to be individual tax advice and may not be relied upon by any shareholder. The summary is based upon provisions of the Code, applicable U.S. Treasury Regulations promulgated thereunder (the “Regulations”), and administrative and judicial interpretations thereof as are in effect as of the date hereof, all of which are subject to change, which change could be retroactive, and may affect the conclusions expressed herein. The summary applies only to beneficial owners of the Fund’s shares in whose hands such shares are capital assets within the meaning of Section 1221 of the Code, and may not apply to certain types of beneficial owners of a Fund’s shares, including, but not limited to insurance companies, tax-exempt organizations, shareholders holding the Fund’s shares through tax-advantaged accounts (such as an individual retirement account (an “IRA”), a 401(k) plan account, or other qualified retirement account), financial institutions, pass-through entities, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither a citizen nor resident of the United States, shareholders holding a Fund’s shares as part of a hedge, straddle or conversion transaction, and shareholders who are subject to the alternative minimum tax. Persons who may be subject to tax in more than one country should consult the provisions of any applicable tax treaty to determine the potential tax consequences to them.

If an entity or arrangement treated as a partnership for U.S. federal income tax purposes holds the Fund’s shares, the U.S. federal income tax treatment of a partner in such partnership generally will depend upon the status of the partner and the activities of such partnership. A partner of a partnership holding the Fund’s shares should consult its own tax advisor regarding the U.S. federal income tax consequences to the partner of the acquisition, ownership and disposition of the Fund’s shares by the partnership.

The Fund has not requested nor will it request an advance ruling from the Internal Revenue Service (the “IRS”) as to the federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the following discussion applicable to shareholders of the Fund addresses only some of the federal income tax considerations generally affecting investments in the Fund. Shareholders are urged and advised to consult their own tax advisor with respect to the tax consequences of the ownership, purchase and disposition of an investment in the Fund including, but not limited to, the applicability of state, local, foreign and other tax laws affecting the particular shareholder and to possible effects of changes in federal or other tax laws.

The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Code. In order to so qualify, the Fund must, among other things, (i) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (ii) at the end of each fiscal quarter maintain at least 50% of the value of its total assets in cash, government securities, securities of other regulated investment companies and other securities of issuers which represent, with respect to each issuer, no more than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, and with no more than 25% of its assets invested in the securities (other than those of the government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades and businesses. If the Fund fails to satisfy these requirements and does not meet certain relief provisions, then the Fund will fail to qualify as a regulated investment company and will be subject to tax in the same manner as an ordinary corporation (taxable income is taxed at a flat rate of 21% and all distributions from earnings and profits to its shareholders will be taxable as ordinary dividend income which may be eligible for the long-term capital gains tax rates for qualified dividend income and the dividends-received deduction for certain shareholders).

Provided that the Fund qualifies for treatment as a regulated investment company and distributes at least 90% of its dividend, interest and certain other taxable income each year, it will not be subject to federal income tax on income and net capital gains paid to shareholders in the form of dividends or capital gains distributions.

An excise tax at the rate of 4% will be imposed on the excess, if any, of the Fund’s “required distributions” over actual distributions in any calendar year. Generally, the “required distribution” is 98% of the Fund’s ordinary income for the calendar year, plus 98.2% of its capital gain net income recognized during the one-year period ending on October 31, plus undistributed amounts from prior years. The Fund intends to make distributions sufficient to avoid imposition of the excise tax. Distributions declared by the Trust during October, November or December to shareholders of record during such month and paid by January 31 of the following year will be taxable to shareholders in the calendar year in which they are declared, rather than the calendar year in which they are received.

Gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivables or accrues expenses or liabilities denominated in a foreign currency and the time the Fund actually collects such receivables, or pays such liabilities, are generally treated as ordinary income or loss. Similarly, a portion of the gains or losses realized on disposition of debt securities denominated in a foreign currency may also be treated as ordinary gain or loss. These gains, referred to under the Code as “Section 988” gains or losses, may increase or decrease the amount of the Fund’s investment company taxable income to be distributed to its shareholders, rather than increasing or decreasing the amount of the Fund’s capital gains or losses.

The Fund may invest in REITs. Investments in REIT equity securities may require the Fund to accrue and distribute taxable income without the concurrent receipt of cash. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. The Fund’s investments in REIT equity securities may at other times result in its receipt of cash in excess of the REIT’s earnings; if a Fund distributes these amounts, these distributions could constitute a return of capital to its shareholders for federal income tax purposes. Dividends received by the Fund from a REIT generally will not constitute qualified dividend income. A portion of the Fund’s investments in a REIT may be attributable to a real estate mortgage investment company or taxable mortgage pools, which will be subject to federal income tax in all events. As a result, the Fund may not be a suitable investment for certain tax-exempt shareholders, including a qualified pension plan, an individual retirement account, a 401(k) plan, and other tax-exempt entities.

Distributions by the Fund to its shareholders that the Fund properly reports as “section 199A dividends,” subject to certain conditions, are treated as qualified REIT dividends in the hands of non-corporate shareholders. Non-corporate shareholders are permitted a federal income tax deduction equal to 20% of qualified REIT dividends received by them, subject to certain limitations. Generally, a “section 199A dividend” is any dividend or portion thereof that is attributable to certain dividends received by a regulated investment company from the REITs it holds, to the extent such dividends are properly reported as such by the regulated investment company in a written notice to its shareholders. A section 199A dividend is treated as a qualified REIT dividend only if the shareholder receiving such dividend holds the dividend-paying regulated investment company shares for at least 46 days of the 91-day period beginning 45 days before the shares become ex-dividend, and is not under an obligation to make related payments with respect to a position in substantially similar or related property. The Fund is permitted to report such part of its dividends as section 199A dividends as are eligible, but is not required to do so.

The Fund may invest in a non-U.S. corporation, which could be treated as a passive foreign investment company (a “PFIC”). A PFIC is generally defined as a foreign corporation that meets either of the following tests: (1) at least 75% of its gross income for its taxable year is income from passive sources; or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Application of the PFIC rules, among other things, may affect the amount, character, and timing of gain or loss recognized. For instance, if the Fund acquires any equity interest in a PFIC, such Fund could be subject to federal income tax and interest charges on “excess distributions” received with respect to such PFIC stock or on any gain from the sale of such PFIC stock (collectively “PFIC income”), plus interest thereon, even if such Fund timely distributes the PFIC income as a taxable dividend to its shareholders. The Fund’s distributions of PFIC income, if any, will be taxable as ordinary income even though some portion of the distributions may have been classified as capital gain. The Fund will account for any investments in PFICs in a manner it deems to be appropriate; the IRS, however, might not accept such treatment.

The Fund may be able to mitigate these adverse tax consequences by electing to treat a PFIC as a “qualified electing fund” (“QEF”) or by making a “mark-to-market” election. To the extent the Fund elects to treat a PFIC as a QEF, then instead of the tax and interest obligation described above on excess distributions, the Fund would be required to include in income each taxable year its pro rata share of the QEF’s annual ordinary earnings and net capital gain, regardless of whether the PFIC makes an actual distribution to the Fund. As a result of a QEF election, recognition of income may be accelerated (without the concurrent receipt of cash). Further, the Fund would likely have to distribute to its shareholders an amount equal to the QEF’s annual ordinary earnings and net capital gain to satisfy the distribution requirements described herein and avoid imposition of the excise tax.

Alternatively, the Fund may elect to “mark-to-market” its stock in any PFIC as though the Fund had sold and repurchased its holding in such PFIC on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The “mark-to-market” election may cause the Fund to be required to recognize taxable income or gain without the concurrent receipt of cash.

Because it is not always possible to identify a foreign corporation as a PFIC, the Fund may incur the tax and interest charges described above in some instances.

Dividends eligible for designation under the dividends received deduction and paid by the Fund will qualify in part for the 50% dividends received deduction for corporations; provided, that, the Fund shares have been held for at least 45 days. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends received deduction are generally subject indirectly to the federal alternative minimum tax. Generally, dividends received from REITs are not considered to be qualifying dividends for purposes of the corporate dividends-received deduction.

A portion of “qualified dividend income” received by the Fund may be eligible for a reduced tax rate for individuals who meet certain holding period requirements.

The Fund will notify shareholders each year of the amount of dividends and distributions, including the amount of any distribution of long-term capital gains, the portion of its dividends that may be treated as “qualified dividend income” or “section 199A dividends”, and the portion of its dividends which may qualify for the 50% dividends-received deduction.

The Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. As of December 31, 2025, the Fund did not have any capital loss carryforwards.

Pursuant to the provisions of the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Fund after December 31, 2010 will not be subject to expiration. However, such losses must be used to offset future capital gains realized prior to losses incurred in the years preceding enactment. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses.

Pursuant to the Foreign Account Tax Compliance Act (“FACTA”), a 30% withholding tax generally is imposed on payments of interest and dividends to (i) foreign financial institutional including non-U.S. investment funds and (ii) certain other foreign entities, unless the foreign financial institution or foreign entity provides the withholding agent with documentation sufficient to show that it is compliant with FATCA (generally by providing the Fund with a properly completed Form W-8BEN or Form W-8BEN-E, as applicable). If the payment is subject to the 30% withholding tax under FATCA, a non-U.S. shareholder will not be subject to the 30% withholding tax described above on the same income. Under proposed regulations, FATCA withholding on the gross proceeds of share redemptions and certain capital gain distributions, scheduled to take effect beginning January 1, 2019, has been eliminated. Such proposed regulations are subject to change. Shareholders are urged and advised to consult their own tax advisors regarding the application of this new reporting and withholding regime to their own tax situation.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative action at any time and retroactively.

Shareholders are urged to consult their tax advisors regarding specific questions as to federal, state and local taxes as well as the application of the foreign tax credit.

The foregoing discussion relates solely to U.S. federal income tax law. Non-U.S. investors should consult their tax advisors concerning the tax consequences of ownership of shares of the Fund, including the possibility that distributions may be subject to a 30% United States withholding tax (or a reduced rate of withholding provided by treaty).

CALCULATION OF RETURN

Calculation of Return

Total Return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested immediately rather than paid to the investor in cash. The formula for Total Return used herein includes four steps: (1) adding to the total number of shares purchased by a hypothetical $1,000 investment in the Fund all additional shares which would have been purchased if all dividends and distributions paid or distributed during the period had been immediately reinvested; (2) calculating the value of the hypothetical initial investment of $1,000 as of the end of the period by multiplying the total number of shares owned at the end of the period by the net asset value per share on the last trading day of the period; (3) assuming redemption at the end of the period; and (4) dividing this account value for the hypothetical investor by the initial $1,000 investment.

Total return gives the investment performance of the Fund. Overall return does not take into account payment of the sales charge. This return figure should be used for comparative purposes such as comparing the Fund’s performance to published returns in newspapers and magazines.

Average annual total return is the average annual compounded rate of return for periods of one year, five years and ten years, all ended on the last day of a recent calendar quarter. Average annual total return quotations reflect changes in the price of the Fund’s shares and assume that all dividends and capital gains distributions during the respective periods were reinvested in Fund shares. Average annual total return (before taxes) is calculated by computing the average annual compounded rates of return of a hypothetical investment over such periods, according to the following formula (average annual total return is then expressed as a percentage):

P(1+T)n = ERV

Where:

T	=	average annual total return

P	=	hypothetical initial payment of $1,000

n	=	number of years

ERV	=	ending redeemable value of a hypothetical $1,000 payment made at the beginning of the designated time period.

It should be noted that average annual total return is based on historical performance and is not intended to indicate future performance. Average annual total return for the Fund will vary based on changes in market conditions and the level of the Fund’s expenses.

The average annual total return (after taxes on distributions) will be calculated according to the following formula:

P(1 + T)n = ATVD

Where:

P	=	a hypothetical initial payment of $1,000,

T	=	average annual total return (after taxes on distributions),

n	=	number of years, and

ATVD	=	the ending value of a hypothetical $1,000 payment made at the beginning of the designated time period, after taxes on fund distributions but not after taxes on redemption.

The average annual total return (after taxes on distributions and redemptions) will be calculated according to the following formula:

P(1+T)n = ATVDR

=	a hypothetical initial payment of $1,000,

=	average annual total return (after taxes on distributions and redemption),

=	number of years, and

=	the ending value of a hypothetical $1,000 payment made at the beginning of the designated time period, after taxes on fund distributions and redemption.

PROXY VOTING POLICY

The SEC has adopted rules requiring investment companies to disclose the policies and procedures that they use to determine how to vote proxies relating to portfolio securities, and to file with the SEC and make available to their shareholders the specific proxy votes they cast. Funds are required to disclose their proxy voting policy in the SAI.

A. It is the Fund’s policy to vote proxies it receives from companies in its portfolio.

B. The Fund votes for proxy items it perceives to be in the best interest of the Fund and the Fund’s objectives.

Priorities include:

i)	the perceived well-being of the Fund;

ii)	fair corporate governance;

iii)	matters which promote clean energy and a clean environment;

iv)	non-discriminatory treatment of employees;

v)	oppose stock options for officers and directors.

C. A file has been created where copies of ballots and votes are maintained. The Trust annually files Form N-PX with the SEC, which includes the Fund’s proxy voting record showing votes cast by the Fund during the last 12-month period ended June 30. Shareholders may obtain, without charge, upon request, a copy of the Trust’s Form N-PX by contacting the Trust at (800) 423-8383 or by visiting the SEC’s website at www.sec.gov.

D. David J. Schoenwald will be in charge of the Fund’s proxy voting program. In connection with the program, David J. Schoenwald advises that he will make his best efforts to vote proxies for the benefit of the shareholders and will do his best for the Fund’s interests.

E. The Advisor votes all proxies received on behalf of the Fund. The Advisor has not adopted procedures to deal with the situation where a vote represents a conflict between the interests of shareholders of the Fund on one hand, and those of the Advisor, Underwriter or any affiliated persons of the Fund, the Advisor or Underwriter on the other hand. The Advisor does not believe such procedures are necessary because there is no possible scenario where such interests could conflict. The Advisor only manages the Fund’s assets. There are no other investment advisory clients or separate accounts. The principal and employees of the Advisor do not have accounts at the Advisor other than their investments in the Fund. The Underwriter is a statutory underwriter and is not affiliated with either the Advisor or the Fund.

PATRIOT ACT AND PRIVACY INFORMATION

(Anti-Money Laundering Laws)

Patriot Act. We are and shall continue enforcing the anti-terror regulations, anti-money laundering regulations, certification regulations. The Fund retains Ultimus to provide services in these areas.

Consumer Privacy Information. The Trust has a policy of protecting shareholder information. This Fund has never participated in revealing information about its shareholders, except at the request of a shareholder or government requirements. For example, if the shareholder is applying for a mortgage and lists his assets and then requests that a confirmation be sent to the bank.

Of course, the Trust will comply with giving information as may be required by law. An example is a subpoena from a court or other proper government agency. Tax information is disclosed as required by law to the tax authorities. The Trust also has an anti-money laundering program which requires responding to inquiries from government authorities. The Trust uses an outside transfer agent who keeps shareholder records. The Transfer Agent has been instructed to carry out the Trust policy.

The Trust and its Advisor have no relationship with any bank, insurance company or brokerage house, except the brokerage houses with which it buys and sells securities for the Fund’s portfolio and the brokerage houses which sell Fund shares. No personal information is given by the Trust to any of those entities.

FINANCIAL STATEMENTS

The audited financial statements for the Fund for the year ended December 31, 2025, including notes thereto and the report of Cohen & Company, Ltd., are included in the Fund’s Annual Report and were filed with the SEC on Form N-CSR and are incorporated by reference into this SAI. The financial statements and related notes have been incorporated herein in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. No other parts of the Fund’s Annual Report are incorporated herein. You may obtain a free copy of the Annual Report by contacting the Trust at the address or telephone number appearing on the cover of this SAI.

New Alternatives Fund

PART C: OTHER INFORMATION

ITEM 28	EXHIBITS.

(a)	Articles of Incorporation.

(1)	Certificate of Trust of New Alternatives Fund (the “Registrant”), as filed with the Secretary of State of the State of Delaware on June 12, 2014, is incorporated herein by reference to Exhibit No. 28 (a) (9) of Post-Effective Amendment No. 42 to the Registrant’s Registration Statement on Form N-1A (File Nos. 002-74436/811-03287) as filed with the U.S. Securities and Exchange Commission (the “SEC”) on July 15, 2014 (“PEA No. 42”).

(2)	Agreement and Declaration of Trust dated June 12, 2014 is incorporated herein by reference to Exhibit No. 28 (a)(10) of PEA No. 42.

(b)	By-Laws.

(1)	By-Laws dated June 12, 2014 are incorporated herein by reference to Exhibit No. 28 (b)(2) of PEA No. 42.

(c)	Instruments Defining Rights of Security Holders.

(1)	See Article II; Article III, Section 3.7; Article VI; Article VII; Article VIII, Section 8.5 and Article IX of the Registrant’s Agreement and Declaration of Trust dated June 12, 2014, which is incorporated herein by reference to Exhibit No. 28 (a)(10) of PEA No. 42.

(2)	See Article IV; Article V; and Article VI of the Registrant’s By-Laws, which are incorporated herein by reference to Exhibit No. 28 (b)(2) of PEA No. 42.

(d)	Investment Advisory Contracts.

(1)	Investment Advisory Agreement dated November 14, 2014 between the Registrant and Accrued Equities, Inc. is incorporated herein by reference to Exhibit No. 28 (d)(1) of Post-Effective Amendment No. 49 to the Registrant’s Registration Statement on Form N-1A (File Nos. 002-74436/811-03287) as filed with the SEC on April 29, 2015 (“PEA No. 49”).

(e)	Underwriting Contracts.

(1)	Underwriting Agreement dated November 14, 2014 between the Registrant and Foreside Funds Distributors LLC is incorporated herein by reference to Exhibit No. 28 (e)(1) of PEA No. 49.

(2)	Distribution Services Agreement dated November 14, 2014 between Accrued Equities, Inc. and Foreside Funds Distributors LLC is incorporated herein by reference to Exhibit No. 28 (e)(2) of PEA No. 49.

(3)	Sub-Distribution Agreement dated November 14, 2014 between Accrued Equities, Inc. and Foreside Funds Distributors LLC is incorporated herein by reference to Exhibit No. 28 (e)(3) of PEA No. 49.

(4)	Form of Selling Dealer Agreement is incorporated herein by reference to Exhibit No. 28 (e)(4) of Post-Effective Amendment No. 51 to the Registrant’s Registration Statement on Form N-1A (File Nos. 002-74436/811-03287) as filed with the SEC on February 24, 2016.

(5)	Distribution Agreement (2017) between the Registrant and Foreside Funds Distributors LLC is incorporated herein by reference to Exhibit No. 28 (e)(5) of Post-Effective Amendment No. 56 to the Registrant’s Registration Statement on Form N-1A (File Nos. 002-74436/811-03287) as filed with the SEC on April 27, 2018 (“PEA No. 56”).

(6)

Distribution Agreement dated September 30, 2021, between the Registrant and Foreside Funds Distributors LLC is incorporated herein by reference to Exhibit No. 28 (e)(6) of Post-Effective Amendment No. 63 to the Registrant’s Registration Statement on Form N-1A (File Nos. 002-74436/811-03287) as filed with the SEC on April 27, 2022 (“PEA No. 63”).

(f)	Bonus or Profit Sharing Contracts.

Not Applicable.

(g)	Custodian Agreements.

(1)	Custodian Services Agreement dated August 16, 2024 between the Registrant and Brown Brothers Harriman & Co. (“BBH”) is incorporated herein by reference to Exhibit No. 28 (g)(1) of Post-Effective Amendment No. 66 to the Registrant’s Registration Statement on Form N-1A (File Nos. 002-74436/811-03287) as filed with the SEC on April 30, 2025 (“PEA No. 66”).

(h)	Other Material Contracts.

(1)	Master Services Agreement dated August 14, 2024 between the Registrant and Ultimus Fund Solutions, LLC is incorporated herein by reference to Exhibit No. 28 (h)(1) of PEA No. 66.

(i)	Legal Opinion.

Opinion and Consent of Troutman Pepper Locke LLP (formerly, Troutman Pepper Hamilton Sanders LLP, formerly, Pepper Hamilton LLP) is incorporated herein by reference to Exhibit No. 28 (i) to Post-Effective Amendment No. 60 to the Registrant’s Registration Statement on Form N-1A (File Nos. 002-74436/811-03287) as filed with the SEC on April 29, 2020 (“PEA No. 60”).

(j)	Other Opinions.

(1)	Consent of Cohen & Company, Ltd. is filed herewith.

(k)	Omitted Financial Statements.

Not Applicable.

(l)	Initial Capital Agreements.

Not Applicable.

(m)	Rule 12b-1 Plan.

Rule 12b-1 Plan and Related Agreement for Investor Shares of the Registrant are incorporated herein by reference to Exhibit No. 28 (m) of PEA No. 42.

(n)	Rule 18f-3 Plan.

Rule 18f-3 Plan is incorporated herein by reference to Exhibit No. 28 (n) of PEA No. 42.

(o)	Reserved.

Not applicable.

(p)	Codes of Ethics.

Joint Code of Ethics of the Registrant and Accrued Equities, Inc. is filed herewith.

(q)	Other.

Powers of Attorney for Jonathan D. Beard, Susan Hickey, Jeffrey E. Perlman, Sharon Reier, Murray D. Rosenblith and David J. Schoenwald are incorporated herein by reference to Exhibit No. 28 (q)(1) to Post-Effective Amendment No. 47 to the Registrant’s Registration Statement on Form N-1A (Files Nos. 002-74436/811-03287) as filed with the SEC on November 17, 2014 (“PEA No. 47”). Powers of Attorney for Steven A. Yadegari and Kathleen Don Angelo are incorporated herein by reference to Exhibit No. 28 (q)(1) of PEA No. 66.

ITEM 29	PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND.

None.

ITEM 30	INDEMNIFICATION.

Article VIII of the Registrant’s Agreement and Declaration of Trust, which is incorporated herein by reference to Exhibit No. 28 (a) (10) of PEA No. 42, provides for the indemnification of Registrant’s trustees and officers.

The Registrant’s has obtained from a major insurance carrier a directors’ and officers’ liability policy covering certain types of errors and omissions.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of the Registrant’s pursuant to the foregoing provisions, or otherwise, the Registrant’s has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant’s of expenses incurred or paid by a director, officer or controlling person of the Registrant’s in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant’s will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

ITEM 31	BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISOR.

Accrued Equities, Inc. is an investment adviser registered under the Investment Advisers Act of 1940 (the “Advisers Act”). The list required by this Item 31 of each officer, director or partner of the Advisor, together with any information as to any business, profession, vocation or employment of a substantial nature engaged in by each officer, director, employee, partner or trustee during the past two years, is incorporated herein by reference to Form ADV filed by Accrued Equities, Inc. pursuant to the Advisers Act (SEC File No. 801-15504).

ITEM 32.	FORESIDE FUNDS DISTRIBUTORS LLC

Item 32(a)	Foreside Funds Distributors LLC (the “Distributor”) serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

1.	Fairholme Funds, Inc.
2.	FundVantage Trust

3.	GuideStone Funds
4.	Harrison Street Infrastructure Income Fund
5.	Harrison Street Real Assets Fund LLC
6.	Harrison Street Real Estate Fund LLC
7.	Matthews International Funds (d/b/a Matthews Asia Funds)
8.	New Alternatives Fund
9.	Old Westbury Funds, Inc.
10.	Polen Credit Opportunities Fund

Item 32(b)	The following are the Officers and Manager of the Distributor, the Registrant’s underwriter. The Distributor’s main business address is 190 Middle Street, Suite 301, Portland, Maine 04101.

Name	Address	Position with Underwriter	Position with Registrant
Teresa Cowan	190 Middle Street, Suite 301, Portland, ME 04101	President/Manager	None
Chris Lanza Kate Macchia	190 Middle Street, Suite 301, Portland, ME 04101 190 Middle Street, Suite 301, Portland, ME 04101	Vice President Vice President	None None
Jennifer A. Brunner	190 Middle Street, Suite 301, Portland, ME 04101	Vice President and Chief Compliance Officer	None
Gabriel E. Edelman Susan L. LaFond	190 Middle Street, Suite 301, Portland, ME 04101 190 Middle Street, Suite 301, Portland, ME 04101	Secretary Treasurer	None None
Weston Sommers	190 Middle Street, Suite 301, Portland, ME 04101	Financial and Operations Principal and Chief Financial Officer	None
Item 32(c)	Not applicable.
ITEM 33	LOCATION OF ACCOUNTS AND RECORDS.
(a)	Accrued Equities, Inc., 150 Broadhollow Road, Suite PH2, Melville, NY 11747 (the Predecessor Company’s Certificate of Incorporation and all amendments thereto, Registrant’s Certificate of Trust, Registrant’s Agreement and Declaration of Trust, By-Laws of the Predecessor Company and the Registrant, Minute Books, and records relating to its function as investment advisor and sub-distributor).
(b)	Ultimus Fund Solutions, LLC (“Ultimus”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246 (records relating to its function as administrator, fund accounting agent, and transfer agent).
(e)	Foreside Funds Distributors LLC, 190 Middle Street, Suite 301, Portland, Maine 04101 (records relating to its function as principal underwriter).
(f)	Brown Brothers Harriman & Co. (“BBH”), 50 Post Office Square, Boston, MA 02110 (records relating to its function as custodian and foreign custody manager).
ITEM 34	MANAGEMENT SERVICES.

None.

ITEM 35	UNDERTAKINGS.

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets the requirements for effectiveness of this Amendment to its Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 67 to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Melville and State of New York on the 30th day of April, 2026.

NEW ALTERNATIVES FUND

By: /s/ David J. Schoenwald

David J. Schoenwald, Trustee and Chairperson of the Board

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment No. 67 to the Registration Statement of New Alternatives Fund has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Capacity	Date
/s/ David J. Schoenwald
David J. Schoenwald	Trustee and Chairperson of the Board	April 30, 2026

/s/ JONATHAN D. BEARD
Jonathan D. Beard*	Trustee	April 30, 2026

/s/ SUSAN HICKEY
Susan Hickey*	Trustee	April 30, 2026

/s/ JEFFREY E. PERLMAN
Jeffrey E. Perlman*	Trustee	April 30, 2026

/s/ SHARON REIER
Sharon Reier*	Trustee	April 30, 2026

/s/ STEVEN A. YADEGARI
Steven A. Yadegari*	Trustee	April 30, 2026

/s/ MURRAY D. ROSENBLITH
Murray D. Rosenblith*	Trustee, Chief Executive Officer and President	April 30, 2026

/s/ KATHLEEN DON ANGELO
Kathleen Don Angelo*	Vice President, Secretary, and Treasurer	April 30, 2026

* By: /s/ David J. Schoenwald

David J. Schoenwald

Attorney-in-Fact Pursuant to Power of Attorney

EXHIBIT INDEX

Exhibit	Description
(j)(1)	Consent of Independent Auditors
(p)	Joint Code of Ethics of the Registrant and Accrued Equities, Inc.